As filed with the Securities and Exchange Commission on June 30, 2016

Securities Act Registration No. 333-208483

Investment Company Registration No. 811-23119

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 1

Sound Point Floating Rate 2023 Target Term Fund

(Exact Name of Registrant as Specified in Charter)

100 Wall Street

11th Floor

New York, New York 10005

(Address of Principal Executive Offices)

(212) 895-2280

(Registrant’s Telephone Number, Including Area Code)

Brian M. Feldman

375 Park Avenue

25th Floor

New York, New York 10152

(212) 895-2280

(Name and Address of Agent for Service)

Copies to:

Steven M. Giordano Morgan Lewis & Bockius LLP One Federal Street Boston, MA 02110 (617) 341-7700	Stephen H. Bier William J. Bielefeld Dechert LLP 1095 Avenue of the Americas New York, NY 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Common Shares ($0.01 par value per share)	100,000 shares	$10.00	$1,000,000	$100.70

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	Includes the underwriters’ overallotment.
(3)	$100.70 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED JULY [    ], 2016

PRELIMINARY PROSPECTUS

Shares

Sound Point Floating Rate 2023 Target

Term Fund

Common Shares

$10.00 per share

The Fund. Sound Point Floating Rate 2023 Target Term Fund (the “Fund”) is a newly formed, diversified, closed-end management investment company.

Investment Objectives. The Fund’s investment objectives are to provide a high level of current income and to return $9.80 per share (the original net asset value (“NAV”) per common share of beneficial interest (“Common Share”) before deducting offering costs of $0.02 per Common Share) (the “Original NAV”) to holders of Common Shares (“Common Shareholders”) on or about August 1, 2023 (the “Termination Date”). The Fund will attempt to balance its two objectives by seeking to provide as high a level of current income as is consistent with the Fund’s overall credit performance, the declining average maturity of the Fund’s portfolio strategy and its objective of returning the Original NAV on or about the Termination Date. However, there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund’s investment strategies will be successful. The objective to return the Fund’s Original NAV is not an express or implied guarantee obligation of the Fund or any other entity.

Investment Strategy and Policies. The Fund will seek to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets (as defined in this prospectus) in floating rate investments and investments that are the economic equivalent of floating rate investments (“Floating Rate Loans”), primarily consisting of senior secured loans that, at the time of investment, are rated below investment grade (rated below the Baa/BBB categories, or, if unrated, determined by the Subadviser to be of comparable credit quality) (sometimes referred to as “leveraged loans”) and similar investments. Debt instruments rated below investment grade are commonly referred to as “high yield” securities. These investments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest or dividends and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration and are commonly referred to as “junk” investments. The Fund anticipates using leverage to achieve its investment objectives.

The Fund is expected to seek to manage its portfolio such that the longest maturity of any Fund holding will be not more than six months beyond the Termination Date.

No Prior History. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance. Shares of closed-end management investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their NAV, which may increase investors’ risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Listing. The Fund has applied for listing on the New York Stock Exchange (“NYSE”) under the ticker symbol “[•].”

Investing in shares of the Fund’s Common Shares involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page [    ] of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Risks Factors” beginning on page [    ] of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$10.00	$	[	]
Maximum Sales Load(2)	$0.20	$	[	]
Estimated Offering Expenses	$0.02	$	[	]
Proceeds, after Expenses, to the Fund(3)	$9.78	$	[	]

The underwriters expect to deliver the Common Shares to purchasers on or about [            ], 2016.

[Underwriters]

The date of this prospectus is [            ], 2016.

(1)	The underwriters named in this prospectus have an option to purchase up to [ ] additional Common Shares at the public offering price, less the maximum sales load, within 45 days of the date of this prospectus. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $[ ], $[ ], $[ ] and $[ ], respectively. See “Underwriting.”
(2)	The Adviser (and not the Fund), has agreed to pay, from its own assets, (a) additional compensation of $0.02 per Common Share to the underwriters in connection with this offering, and separately (b) upfront structuring fees to [ ], [ ] and [ ] in the amounts of $[ ], $[ ], and $[ ]. The Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with this offering. These fees and compensation are not reflected under “Maximum Sales Load” in the table above. In addition, the Fund has agreed to reimburse the underwriters for certain expenses in connection with this offering in the aggregate amount not exceeding $[ ]. See “Underwriting—Additional Compensation.”
(3)	The Adviser has agreed to pay offering costs of the Fund (other than the sales load) in excess of $0.02 per Common Share. The Adviser has also agreed to pay all of the Fund’s organizational expenses. Total offering costs to be paid by the Fund (other than the sales load) are estimated to be approximately $[ ], which represents approximately $[ ] per Common Share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. See “Summary of Fund Expenses.”

Seven-Year Term and Final Distribution. On or about the Termination Date, the Fund intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and seek to return Original NAV to the Common Shareholders absent shareholder approval to extend such term. If the Board of Trustees of the Fund (the “Board”) believes that under then-current market conditions it is in the best interests of the shareholders to do so, the Board may extend the termination for two periods of up to six months, without a shareholder vote, upon the affirmative vote of the Trustees then in office. The amount distributed to shareholders at termination will be based on the Fund’s NAV at that time, and depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, may be less, and perhaps significantly less, than Original NAV, or a shareholder’s original investment. Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The Fund’s ability to return Original NAV to the Common Shareholders on or about the Termination Date will depend on market conditions and the success of the Fund’s portfolio investments and cash flow management techniques.

Investment Adviser. Four Wood Capital Advisors LLC, a New York limited liability company (the “Adviser”), serves as the Fund’s investment adviser.

Subadviser. Sound Point Capital Management, L.P., a Delaware limited partnership (the “Subadviser”), serves as the Fund’s subadviser.

Leverage. The Fund expects to use financial leverage obtained through borrowings from a financial institution or institutions (“Borrowings”), in an amount not to exceed 33 1⁄3% of the Fund’s Managed Assets. Initially, the Fund expects to obtain leverage in an amount equal to 30% of the Fund’s Managed Assets. Generally, leverage involves the use of borrowed funds or various financial instruments (such as derivatives) to seek to increase a fund’s potential returns. The Fund intends to utilize financial leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of financial leverage over time and from time to time, based on the Subadviser’s assessment of market conditions and other factors. The Fund will limit its total economic leverage, which includes leverage from the use of derivatives for other than hedging purposes, issuance of any preferred shares, notes or debt securities, and Borrowings to 40% of its Managed Assets. The Fund, however, does not intend to issue preferred shares, notes or debt securities during its first 12 months of operations.

ii

Investment Process. The Subadviser employs a bottom-up, fundamental research intensive approach to identify fundamentally attractive Floating Rate Loans in both the new issue and secondary markets. The Subadviser’s team includes experienced analysts responsible for coverage of specific industry sectors.

Fund Distributions. The Fund intends to make monthly distributions to the Common Shareholders. The Fund may, in seeking to achieve its investment objectives, set aside and retain in its net assets (and therefore, its NAV) a portion of its net investment income, and possibly all or a portion of its net realized gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount (which may reduce its NAV). Such retained income or gains, net of any Fund-level taxes, may be reflected in the liquidating distribution returned to investors on or about the Termination Date.

This prospectus sets forth concisely information that you should know about the Fund before investing in the Common Shares. Please read this prospectus carefully before deciding to invest in the Fund, and keep it for future reference. Information required to be in the Fund’s statement of additional information is found in this prospectus. Additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is available upon written or oral request and without charge.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. You may also email requests for these documents to publicinfo@sec.gov.

For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or make shareholder inquiries about the Fund, please write to the Fund at 100 Wall Street, 11th Floor, New York, New York 10005 or call [    ] or visit the Fund’s website at www.[                    ].com. All website addresses herein are inactive textual references, and the information from websites is not incorporated into this prospectus.

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult your own professional advisors as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

iii

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Common Shares. You should review the more detailed information contained elsewhere in this prospectus. In particular, you should carefully read the risks of investing in the Common Shares, as discussed under the heading “Risk Factors.”

The Fund	Sound Point Floating Rate 2023 Target Term Fund (the “Fund”) is organized as a Delaware statutory trust and registered with the SEC under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as a closed-end, diversified management investment company. Four Wood Capital Advisors LLC (the “Adviser”) serves as the Fund’s investment adviser and Sound Point Capital Management, L.P. (the “Subadviser”) serves as the Fund’s subadviser. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

The Offering	The Fund is offering [ ] common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), at $10.00 per share through a group of underwriters (the “Underwriters”) led by [ ]. You must purchase at least 100 Common Shares ($1,000) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [ ] additional Common Shares solely to cover over-allotments. See “Underwriting.” The Adviser has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than sales load) exceed $0.02 per Common Share. The Adviser has agreed to pay all organizational costs of the Fund.

Who May Wish to Invest

Investors should consider their investment goals, financial situation and needs, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed for investment and not as a trading vehicle.

The Fund may be appropriate for investors who are seeking a high yield strategy with significant credit risks with the following features and potential benefits:

• high current income;

• a seven-year term;

• a diversified portfolio of high yield investments;

• exposure to a portfolio of Floating Rate Loans (as defined below); and

• access to the investment acumen of the Adviser and Subadviser.

Investors should keep in mind that they will need to assume the risks associated with an investment in the Fund. See “Risk Factors.”

Investment Objectives	The Fund’s investment objectives are to provide a high level of current income and to return $9.80 per share (the original net asset value (“NAV”) per Common Share before deducting offering costs of $0.02 per Common Share) (the “Original NAV”) to holders of common shares (“Common Shareholders”) on or about August 1, 2023 (the “Termination Date”). The Fund will attempt to balance its two investment objectives by seeking to provide as high a level of current income as is consistent with the Fund’s overall credit performance, the declining average maturity of the Fund’s portfolio strategy and its objective of returning the Original

NAV on or about the Termination Date. However, there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund’s investment strategies will be successful. The objective to return the Fund’s Original NAV is not an express or implied guarantee obligation of the Fund or any other entity.

The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees of the Fund (the “Board of Trustees” or the “Board”) upon 60 days’ prior written notice to shareholders.

Investment Strategies	The Fund will seek to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets (as defined in this prospectus) in floating rate investments and investments that are the economic equivalent of floating rate investments (“Floating Rate Loans”), primarily consisting of senior secured loans that, at the time of investment, are rated below investment grade (rated below “Baa” by Moody’s Investor Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Rating Group (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Subadviser to be of comparable credit quality) (sometimes referred to as “leveraged loans”) and similar investments. Debt instruments rated below investment grade are commonly referred to as “high yield” securities. These investments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest or dividends and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration and are commonly referred to as “junk” investments. The Fund anticipates using leverage to achieve its investment objectives.

The Fund is expected to seek to manage its portfolio such that the longest maturity of any Fund holding will be not more than six months beyond the Termination Date.

“Managed Assets” means the total assets of the Fund (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed, and (iii) accumulated distributions on any outstanding shares of common stock and preferred stock issued by the Fund. The liquidation preference of any preferred stock issued by the Fund is not considered a liability for this purpose.

Floating Rate Loans. Floating Rate Loans generally hold a first or second lien priority interest over the assets of the relevant borrower and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), with or without a floor, plus a fixed spread. Floating Rate Loans are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships, limited liability companies and other business entities (together with issuers of other debt instruments, “Borrowers”) which operate in various industries and geographical regions. Borrowers may obtain Floating Rate Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize and complete leveraged buyouts and for general corporate purposes. The Fund may invest in

Floating Rate Loans through assignments of or, to a lesser extent, participations in Floating Rate Loans.

Non-U.S. Investments. The Fund may invest up to 20% of its Managed Assets in U.S. dollar denominated loans and securities of non-U.S. issuers or Borrowers.

Industry Focus. The Fund will not invest in a single industry or sector in excess of 20% of its Managed Assets.

Credit Ratings. Instruments considered below investment grade are those that, at the time of investment, are rated below “Baa” by Moody’s, below “BBB” by S&P or below “BBB” by Fitch, or, if unrated, are judged by the Subadviser to be of comparable credit quality. Debt instruments rated below investment grade are commonly referred to as “high yield” or “junk” securities and regarded as having predominantly speculative characteristics with respect to a Borrower’s capacity to pay interest and repay principal. Although many of the Fund’s investments will consist primarily of instruments rated below investment grade, the Fund reserves the right to invest in debt securities and loans of any credit rating.

No more than 25% of the Fund’s Managed Assets may be invested in instruments that, at the time of investment, are rated “Caa1” or lower by Moody’s or “CCC+/Caa1” or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or unrated but determined by the Subadviser to be of comparable quality. Such securities are subject to a very high credit risk.

For purposes of rating restrictions, if the same investment is rated differently by multiple rating agencies, the lowest rating will be used.

Additionally, the Fund may not invest in instruments that are in payment default as of the time of purchase, but may continue to hold an investment in issues that go into payment default after purchase. “Debtor-in-possession” loans, whereby the debtor has filed for bankruptcy protection and borrowed capital to fund operations during the bankruptcy process, are not considered by the Subadviser to be in payment default.

Derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest up to 20% of its Managed Assets in derivative instruments, including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, reverse repurchase agreements, structured securities and other derivatives, for hedging purposes only (that is, to seek to increase total return).

For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Investment Process

The Subadviser employs a bottom-up, fundamental research intensive approach to identify fundamentally attractive Floating Rate Loans in both the new issue and secondary markets. The Subadviser’s team includes experienced analysts responsible for coverage of specific industry sectors. When a new issue deal comes to market in a certain sector, the analyst responsible for that sector will undertake due diligence to analyze the attractiveness of the individual issuer and present the results to the Subadviser’s investment committee, which will, in turn, determine the suitability of the investment for the Fund’s portfolio. Analysts are required to proactively monitor any potential secondary market opportunities within their assigned sector coverage from an industry perspective and on an individual credit basis. The Subadviser’s team undertakes quarterly full portfolio reviews of individual credits across the loan strategies and assessments of higher risk credits. While the Subadviser focuses on a bottom-up, fundamental approach, the Subadviser also monitors relative value across industries, within industries and within capital structures. The Subadviser will generally seek to sell a security when the Subadviser determines that its projected future return is unattractive relative to the rest of the Fund’s portfolio or the investable universe. In seeking to return the Original NAV on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to not more than six months beyond the Termination Date. There can be no assurance that the Fund’s strategies will be successful.

See “Risk Factors” beginning on page [ ] for a discussion of some of the principal risks relating to the Fund’s investments.
Temporary Investments	For defensive purposes, including during periods in which the Subadviser determines that economic, market or political conditions are unfavorable to investors and a defensive investment strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objectives. During such periods, the Fund may invest all or a portion of its Managed Assets in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. Government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; other tax-exempt or taxable investment grade securities; or credit-linked notes or repurchase agreements with respect to any of the foregoing. In addition, the Fund may also make these types of investments to comply with regulatory or contractual requirements, including with respect to leverage restrictions, or to keep cash fully invested pending the investment of assets. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Leverage

The Fund expects to use financial leverage obtained through borrowings from a financial institution or institutions (“Borrowings”), in an amount not to exceed 33 1⁄3% of the Fund’s Managed Assets. Initially, the Fund expects to obtain leverage in an amount equal to 30% of the Fund’s Managed Assets. Generally, leverage involves the use of borrowed funds or various financial instruments (such as derivatives) to seek to increase a fund’s potential returns. The Fund intends to utilize financial leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of financial leverage over time and from time to time, based on the Subadviser’s assessment of market conditions and other factors. In addition to borrowing for financial leverage purposes, the Fund may borrow for temporary, emergency or other purposes as permitted by the Investment Company Act. The Fund will limit its total economic leverage, which includes leverage from the use of derivatives for other than hedging purposes, issuance of any preferred shares, notes or debt securities, and Borrowings to 40% of its Managed Assets. The Fund, however, does not intend to issue preferred shares, notes or debt securities during its first 12 months of operations.

Use of leverage creates an opportunity for increased income and return but, at the same time, creates added risks. There can be no assurance that a leveraging strategy will be successful. The fee paid to the Adviser (which in turn pays a portion of such fee to the Subadviser) will be calculated on the basis of Managed Assets, including proceeds from Borrowings, so the fees will be higher when leverage is utilized and the Adviser and Subadviser may have an incentive to leverage the Fund. See “Leverage” and “Risk Factors—Principal Risks Relating to Fund Operations—Leverage Risk”.

Seven-Year Term

The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to holders of record of the Common Shares. However, if the Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to Common Shareholders, the Fund’s term may be extended, and the Termination Date deferred, for two periods of up to six months each by the Board of Trustees. The Fund’s term may not be extended further than two periods of up to six months each without a shareholder vote. In determining whether to extend the Fund’s term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

Although the Fund has an investment objective of returning the Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund or any other entity.

The Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions and the success of the Fund’s portfolio investments and cash flow management. The Fund may, in seeking to achieve its investment objectives, set aside and retain in its net assets (and therefore, its NAV) a portion of its net investment income, and possibly all or a portion of its net realized gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount (which may reduce its NAV). Such retained income or gains, net of any Fund-level taxes, may be reflected in the liquidating distribution returned to investors on or about the Termination Date. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly distributions during the period prior to termination.

The Fund’s final distribution to shareholders will be based upon the Fund’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive more or less than their original investment. A portion of the income earned by the Fund may be retained and paid as part of the final liquidating distribution. The Fund will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Fund’s assets at that time. However, if the Fund is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities or holdings are in workout or receivership or other bankruptcy proceeding on the Termination Date), subsequent to that distribution the Fund may make one or more additional distributions of any cash received from ultimate liquidation of those assets. In a workout, a lender and borrower agree to renegotiate terms on a loan or bond that is technically in default, so as to seek to avoid foreclosure or liquidation. In a bankruptcy or receivership, a bankruptcy court appoints a person or entity (a receiver) to wind down the company. In a workout, bankruptcy or receivership, the process may be prolonged and extend beyond the original term of the loan or bond, which could delay payments on such instruments subject to the workout, bankruptcy or receivership process. The Fund will seek to make the total of that cash distribution and such subsequent distributions, if any, equal the Fund’s NAV on the Termination Date, but the actual total may be more or less than the Fund’s NAV on the Termination Date, depending on factors including the ultimate results of any post-Termination Date asset liquidations.

Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amounts of any income or gains retained over the life of the Fund, and the amount of any taxes paid by the Fund on those retained amounts, the amount distributed to shareholders at the termination of the Fund may be more or less, and potentially significantly less, than the Original NAV. See “Risk Factors—Seven-Year Term Risk.”

Investment Adviser	Four Wood Capital Advisors LLC, a New York limited liability company, serves as the Fund’s investment adviser. The Adviser is an indirect wholly-owned subsidiary of Four Wood Capital Partners, LLC (“FWCP”). FWCP is a leading asset management firm whose affiliates and subsidiaries, including the Adviser, a registered investment adviser firm, have assets under management, supervision and/or service of approximately $1.3 billion as of [ ], 2016.

Subadviser	Sound Point Capital Management, L.P., a Delaware limited partnership, serves as the Fund’s subadviser. The Subadviser also serves as investment manager to Sound Point Senior Floating Rate Fund, L.P., Sound Point Senior Floating Rate Offshore Fund, Ltd., Sound Point Beacon Fund LP, Sound Point Beacon Offshore Fund, Ltd., Sound Point Credit Opportunities Fund, L.P., Sound Point Credit Opportunities Offshore Fund, Ltd., Sound Point CLO Fund, L.P., several CLOs and several managed accounts, and may provide similar services to other entities. The Subadviser also acts as a subadviser to several registered funds under the Investment Company Act. Such funds and accounts may pursue a substantially similar investment strategy as the strategy for the Fund. The Subadviser has generally concentrated on investment opportunities in the corporate credit space using a fundamental and research-intensive approach. Certain senior principals of Stone Point Capital LLC, a private equity firm, hold a minority equity interest in the Subadviser and receive a percentage of the income earned by it. As of May 31, 2016, the Subadviser had approximately $8.3 billion in assets under management.

Management Fees

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) and subject to the overall supervision of the Board of Trustees, the Adviser provides investment advisory services to the Fund. For providing these services, the Adviser receives a monthly fee at the annual rate of [    ]% of the average daily value of the Fund’s Managed Assets.

Pursuant to the Investment Subadvisory Agreement (the “Subadvisory Agreement”) between the Adviser and the Subadviser, the Adviser will pay the Subadviser a portfolio management fee equal to [    ]% of the management fee paid to the Adviser on the Fund’s average daily Managed Assets. The Subadviser will be responsible for investing the Fund’s Managed Assets. The amount of fees paid to the Adviser and the Subadviser will be higher if the Fund utilizes leverage because the fees will be calculated based on the Fund’s Managed Assets. This may create an incentive for the Adviser and the Subadviser to seek to use leverage.

Listing of Shares	The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange (“NYSE”), under the ticker symbol “[ ].”

Board of Trustees	The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Board of Trustees performs the various duties imposed on the Trustees of investment companies by the Investment Company Act and Delaware law. The Trustees of the Fund are divided into three classes, serving staggered three-year terms. At each annual meeting, one class of Trustees is elected to a three-year term by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote in the election of Trustees. The Declaration of Trust provides that a Trustee may be removed only for cause, as defined in the Declaration of Trust, and then only by the affirmative vote of at least seventy-five percent (75%) of the outstanding shares entitled to vote for the election of such Trustee or by a written instrument signed by at least seventy-five percent (75%) of the remaining Trustees.

Distributions

The Fund intends to declare dividends and make distributions to Common Shareholders on a monthly basis. The Fund may also distribute net realized capital gains, if any, generally not more than once per year. Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Common Shareholders are expected to be declared in approximately 30-45 days and are expected to be paid approximately 45-60 days after the completion of this offering, subject to market conditions.

For the purpose of pursuing its investment objective of returning the Original NAV, the Fund may set aside and retain in its net assets (and therefore, its NAV) a portion of its net investment income, and possibly all or a portion of its net realized gains. The extent to which the Fund retains income or gains, and the cumulative amount so retained, will depend on prevailing market conditions, portfolio turnover and reinvestment, and whether the Fund’s portfolio experiences any defaults, net of recoveries, in excess of any potential gains that may be realized over the Fund’s term. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Fund’s NAV on the Termination Date in the absence of income retention. The timing and amounts of future changes in distributions cannot be predicted.

While the amounts retained, net of any Fund-level taxes, may be reflected in the final liquidating distribution of the Fund, the Fund’s distribution rate over the term of the Fund may be lower, and possibly significantly lower, than if the Fund distributed substantially all of its net investment income and gains in each year. The Fund’s distribution rate may decline over time as the average maturity of the portfolio holdings is reduced and the Fund reserves income to meet its objective to return the Original NAV. Due to potential credit losses, reinvestment costs and other factors, the average annual total return over the life of the Fund may be lower than the initial distribution rate. To the extent that the market price of Common Shares over time is influenced by the Fund’s distribution rate, the reduction of the Fund’s monthly distribution rate because of the retention of income would negatively impact its market price. Such effect on the market price of the Common Shares may not be offset even though the Fund’s NAV would be higher as a result of retaining income. In the event that the Fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to shareholders that the final liquidating distribution may be less than Original NAV.

The Fund will distribute, for each taxable year, at least the percentage of its net investment income and any other amounts necessary to qualify for treatment as a regulated investment company (a “RIC”) for U.S. federal income tax purposes.

The retention of a portion of its net investment income is expected to result in the Fund paying U.S. federal corporate income tax. If, for any taxable year, the Fund elects to retain rather than distribute all or a portion of its net capital gain (net long-term capital gain in excess of net short-term capital loss) and designates the retained amount as a deemed distribution, each shareholder will include its attributable share of the retained gain so designated in its income for the year as long-term capital gain and will be entitled to a credit for the U.S. federal corporate income tax deemed paid on its behalf by the Fund. The retention of net ordinary income and net capital gains may also cause the Fund to be subject to a non-deductible U.S. federal excise tax. In general, the excise tax will not be imposed on undistributed amounts on which the Fund is required to pay federal income taxes. See the “Certain Material U.S. Federal Income Tax Considerations” section in this prospectus.

The payment of such taxes would reduce amounts available for current distributions and/or the final liquidating distribution. See “Distributions” and “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to Common Shareholders.

Administrator, Accounting Agent, Custodian and Transfer Agent	The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and [ ] (the “Custodian”). Under the custodian agreement, [ ]

performs custody and foreign custody manager services. [ ] also serves as the administrator (the “Administrator”) and accounting agent to the Fund under a Fund Administration and Accounting Agreement.

[ ] serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

Tax Considerations

The Fund intends to qualify for treatment each year as a RIC for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute at least the percentage of its net investment income (including any net short-term capital gains in excess of net long-term capital losses) and any other amounts necessary to qualify for treatment each year as a RIC. Shareholders should refer to the “Certain Material U.S. Federal Income Tax Considerations” section of this prospectus for additional information on certain U.S. federal income tax consequences of an investment in the Fund. Shareholders should consult their own tax advisors on any potential U.S. federal, state, local and foreign income tax consequences of an investment in the Fund.

Risk Factors

The following is a summary of the principal risks that you should carefully consider before investing in the Common Shares. In addition, see “Risk Factors” beginning on page [    ] for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before investing in the Common Shares.

General Risks

General Investment and Market Risk. The market prices of the Fund’s investments may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the debt security markets or adverse investor sentiment. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.

No Operating History Risk. The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The Common Shares have no history of trading and there is no guarantee that an active trading market will develop.

Closed-End Structure; Market Discount from Net Asset Value Risk. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Management Risk. The Fund is subject to management risk because it relies on the Adviser’s oversight and Subadviser’s ability to pursue the Fund’s investment objective. The Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. For example, the Fund’s 80% policy may not be successful if the Floating Rate Loans purchased by the Fund default on payment obligations or otherwise decline in value. There can be no assurance that the Subadviser’s asset allocation will provide any protection against market downturns. The Subadviser’s securities selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Seven Year Term Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money. Expenses associated with liquidation of the Fund’s assets may also be substantial during this period. In addition, during the life of the Fund, the value of the Fund’s assets could change significantly, and the Fund could incur substantial losses prior to or at liquidation.

The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by the Fund or any other entity.

The amount distributed to Common Shareholders at termination will be based on the Fund’s NAV at that time, and depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, may be less, and perhaps significantly less, than Original NAV, or a shareholder’s original investment. Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The Fund’s ability to return Original NAV to the Common Shareholders on or about the Termination Date will depend on market conditions and the success of the Fund’s portfolio investments and cash flow management techniques.

The Fund may, in seeking to achieve its investment objectives, set aside and retain in its net assets (and therefore, its NAV) a portion of its net investment income, and possibly all or a portion of its realized gains, in pursuit of its objective to return Original NAV to shareholders on or about the Termination Date. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly distributions during the period closely prior to termination. To the extent that lower distribution rates may negatively impact Common Share price, such reduced yield and monthly distributions may cause a reduction of Common Share price. The Fund’s final distribution to shareholders will be based upon the Fund’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or the Original NAV) may receive less than their original investment. Original NAV is less than the purchase price in this offering because the Original NAV is net of sales load. As the Termination Date approaches, rather than reinvesting the proceeds from the sale of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to shareholders may be significantly less than the Original NAV.

Because the Fund will invest in below investment grade instruments, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a Fund that invests solely in investment grade instruments. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share distributions; may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date; and may severely impact the Fund’s ability to return the Original NAV to Common Shareholders on or about the Termination Date.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to a security’s issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to the Fund’s shareholders. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of Borrowers and may make Borrower defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Developments Risk. Beginning in 2007, the global financial markets experienced stress, volatility, instability, illiquidity and disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. These events contributed to general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While conditions have improved, there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions worsen, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors.

Instability in the credit markets has made it more difficult at certain times for a number of issuers of debt instruments to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt instruments may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Certain Borrowers may, due to macro-economic conditions, be unable to repay their senior loans or other debt obligations because of these conditions. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the senior loans and foreclosure on the underlying secured assets, which could trigger cross-defaults under other agreements and jeopardize a Borrower’s ability to meet its obligations under its debt instruments. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. The Fund may also experience a loss of principal.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the LIBOR rate setting process. Investigations are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including certain senior loans. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

Government Intervention in the Financial Markets Risk. Instability in the financial markets led the U.S. Government, the Federal Reserve and foreign governments and central banks around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund intends to invest. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Legislation and Regulation Risk. On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission (“CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the OTC derivatives market. It is unclear to what extent these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.

While some regulations have been adopted by the CFTC and SEC, a number of important rulemakings have not yet been finalized and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the returns of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may impact the availability, liquidity and cost of entering into derivatives, including potentially limiting or restricting the ability of the Fund to use certain derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund’s, the Adviser’s and the Subadviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Adviser and the Subadviser. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Takeover Provisions Risk. The Fund’s Declaration of Trust and bylaws contain provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board of Trustees. These provisions may deprive shareholders of the opportunity to realize a price greater than the current market price for their shares at some time in the future.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the Subadviser and/or the Fund’s service providers (including, but not limited to, accountants, custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Risk of Failure to Qualify for Treatment as a RIC. Although the Fund intends to qualify for treatment as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for such treatment. If the Fund qualifies for treatment as a RIC under the Code, the Fund generally will not be required to pay corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) to its shareholders. If, for any taxable year, the Fund fails to qualify for treatment as a RIC, it will be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. See “Certain Material U.S. Federal Income Tax Considerations.”

Floating Rate Loans Risks

General Floating Rate Loans Risk. The Floating Rate Loans in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although Floating Rate Loans are typically senior and secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Floating Rate Loans are generally similar to the risks of other below investment grade fixed income instruments.

Floating Rate Loans are subject to the risk of non-payment of scheduled interest or principal, which may result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Common Shares. There can be no assurance that the liquidation of any collateral securing a Floating Rate Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Floating Rate Loan. The collateral securing a Floating Rate Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Floating Rate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Floating Rate Loans including, in certain circumstances, invalidating such loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Floating Rate Loan may be “primed” in bankruptcy, which reduces the ability of the holders of the Floating Rate Loan to recover on the collateral.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a Floating Rate Loan, which may not be deemed to be a security in certain circumstances. As such, there may be less readily available information about most Floating Rate Loans and the Borrowers thereunder than is the case for many other types of securities. Consequently, the Subadviser will often rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources.

The secondary trading market for Floating Rate Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Floating Rate Loans, which may make it difficult to value them. Thus, the Fund may not be able to sell Floating Rate Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Floating Rate Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

The Fund expects to acquire Floating Rate Loans primarily through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation and (ii) both the Borrower and the institution selling the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. See “Investment Restrictions.” Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of a participation, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Floating Rate Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Floating Rate Loan.

Floating Rate Loans are subject to legislative risk. If legislation or municipal, state or federal regulations impose additional requirements or restrictions on the ability of lenders or financial institutions to make loans, the availability of Floating Rate Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or municipal, state or federal regulations require financial institutions to increase their capital requirements, this may cause lenders or financial institutions to dispose of Floating Rate Loans that are considered highly levered. Such dispositions or sales could result in prices that, in the opinion of the Subadviser, do not represent fair value. If the Fund attempts to sell a Floating Rate Loan at a time when a lender or financial institution is engaging in such a sale or disposition of the same loan, the price the Fund could receive for the Floating Rate Loan may be adversely affected.

Credit Risk. Credit risk is the risk that one or more investments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because one or more Borrowers experiences an actual or perceived decline in its condition, financial or otherwise, or in its prospects. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Floating Rate Loans, losses may still occur because the market value of Floating Rate Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. With respect to the Fund’s investments in Floating Rate Loans and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy a Borrower’s obligation in the event of nonpayment of scheduled interest or repayment of principal or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing Floating Rate Loans or credit instrument. To the extent the Fund invests in below investment grade Floating Rate Loans or other investments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities or loans. Typically, the prices of lower grade securities or loans are more sensitive to negative developments, such as a decline in the Borrower’s revenues or a general economic downturn, than are the prices of higher grade securities or loans.

Prepayment Risk. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. This is known as prepayment or “call” risk. Below investment grade investments frequently have call features that allow the Borrower to redeem the security at dates prior to its stated maturity at a specified price (typically greater than the stated principal amount) only if certain prescribed conditions are met (“Call Protection”). A Borrower may redeem bonds if, for example, the Borrower can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the Borrower.

Prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Interest Rate Risk. Because loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the NAV of the Common Shares. Similarly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decline in the NAV of the Common Shares. In addition, Floating Rate Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the NAV of the Common Shares.

As of the date of this prospectus, interest rates in the United States are near historic lows, so the Fund faces a heightened risk that interest rates may rise.

Interest rates can also affect the value of the Fund’s portfolio as a whole. To illustrate, if interest rates increase by 1%, the NAV of the Fund’s portfolio with a duration of five years would decrease by approximately 5%. Conversely, if interest rates decline by 1%, the NAV of the Fund’s portfolio with a duration of five years would increase by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. Duration is expressed as a number of years but differs from maturity in that it considers a security’s or loan’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security or loan matures. As the value of a security or loan changes over time, so will its duration.

Secured Loans Risk. Although the senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of nonpayment of scheduled interest or repayment of principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the loan or could recover nothing of what it is owed on the loan. If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the Borrower. There can be no assurance that the collateral can be readily liquidated or that the liquidation of the collateral would satisfy the Borrower’s obligation in the event of nonpayment of scheduled interest or principal. Uncollateralized (i.e., non-secured) loans involve a greater risk of loss.

Second Lien Loan Risks. Second lien loans are generally second in line behind senior loans or first lien loans in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower.

Below Investment Grade Rating Risk. The Fund expects initially that its investments in Floating Rate Loans and other debt instruments will consist primarily of debt instruments that are rated below investment grade or unrated and determined by the Subadviser to be of comparable credit quality. Debt instruments that are rated below investment grade are often referred to as “high yield” or “junk” securities. Below investment grade Floating Rate Loans are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by the Subadviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade Floating Rate Loans are considered to be speculative and to have more credit risk and may be particularly susceptible to economic downturns and risk of default than securities or instruments that have higher credit ratings. The credit rating of a debt investment that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower’s financial condition.

The secondary market for below investment grade Floating Rate Loans and similar instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Subadviser’s credit analysis than would be the case when the Fund invests in rated securities.

Distressed Investments Risk. The Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings. The Fund may be invested in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk that the issuer will default on the obligations or seek or enter into bankruptcy protection. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss by the Fund of its entire investment in such securities. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Subadviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments declines.

Certain fixed-income instruments invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or Common Shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity. Where the Fund or the Subadviser has representatives on the boards of a portfolio company, such involvement may also prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

Foreign Investments Risks

Non-U.S. Securities Risk. The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers or Borrowers. These investments may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices.

Investments in so-called “emerging markets” (or lesser developed countries) are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Compared to developed countries, emerging market countries may have less fully developed and relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

Eurozone Risk. Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of Greek sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund.

On June 23, 2016, the United Kingdom voted to leave the European Union. If, as expected, the United Kingdom begins the withdrawal procedures under Article 50 of the Treaty of Lisbon, there will be a two-year (or longer) period during which the arrangements for the United Kingdom’s exit from the European Union will be negotiated. The aftermath of this vote and the withdrawal process could cause an extended period of uncertainty and market volatility, not just in the United Kingdom, but throughout the European Union, the European Economic Area and globally. It is not possible to determine the precise impact these events may have on the Fund, the Adviser and the Subadviser from an economic, financial or regulatory perspective, but any such impact could have material consequences for each of the Fund, the Adviser and the Subadviser.

Other Risks

Derivatives Risks. The Fund may use derivatives including, in particular, swaps (including, total return swaps), reverse repurchase agreements and other similar transactions, to hedge its positions. In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by regulated investment companies, such as the Fund. If adopted as proposed, the rule may require changes to the Fund’s use of derivatives that could adversely affect the Fund’s performance and impact future investment decisions of the Subadviser and limit the Subadviser’s ability to employ leverage.

The use of derivatives may subject the Fund to various risks, including, without limit, to the following:

•    Counterparty risk: the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain derivative transactions are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter (“OTC”) derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

The Fund and the Subadviser seek to deal only with counterparties of high creditworthiness. The Subadviser will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

• Currency risk: the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•    Leverage risk: the risk that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•    Liquidity risk: the risk that certain instruments may be difficult or impossible to sell at a desirable time or price. This risk is heightened to the extent the Fund engages in OTC derivative transactions. Such illiquidity may also make it more difficult for the Fund to ascertain the market value of derivatives.

•    Correlation risk: the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market, security or loan to which the Fund seeks exposure.

•    Index risk: if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•    Regulatory risk: The risk that various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives, including potentially limiting or restricting the ability of the Fund to use certain derivatives or certain counterparties as a part of its hedging strategy, increasing the costs of using these instruments or making these instruments less effective.

•    Reverse repurchase agreement risk: Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Leverage Risk. As discussed above, the Fund expects to use financial leverage obtained through Borrowings, initially in an amount not to exceed 30% of Managed Assets. The Fund intends to utilize financial leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of financial leverage over time and from time to time, based on the Subadviser’s assessment of market conditions and other factors. The Fund currently intends to enter into a revolving credit and security agreement with a syndicate of banking institutions. The Fund has no current intention to issue preferred shares within the first year of operation, but reserves the flexibility to do so in the future.

The Subadviser anticipates that the use of leverage (from the issuance of preferred shares, if any, and borrowings) may result in higher income to Common Shareholders over time. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of, and distributions from, the Common Shares and the risk that fluctuations in the costs of borrowings may affect the return to Common Shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Subadviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate.

While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. There can be no assurance that a leveraging strategy will be successful.

The fee paid to the Adviser (which in turn pays a portion of such fee to the Subadviser) is calculated on the basis of Managed Assets, including proceeds from the issuance of preferred shares and borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of any preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee.

Leverage may also be achieved through the purchase of certain derivative instruments. The Fund’s use of derivative instruments exposes the Fund to special risks. The Fund will limit its total economic leverage, which includes leverage from the use of derivatives for other than hedging purposes, issuance of any preferred shares, notes or debt securities, and Borrowings to 40% of the Fund’s Managed Assets. The Fund intends to “cover” its derivative positions by segregating an amount of cash and/or liquid securities in accordance with the Investment Company Act and applicable SEC interpretations and guidance from time to time. When the Fund is a seller of a credit default swap, the Fund will segregate assets to cover the full notional value of any obligation under the credit default swap. The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the Investment Company Act limitations on the issuance of senior securities and, in the view of the Subadviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage, will count toward the Fund’s overall leverage limitations and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein.

In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Liquidity Risk. The Fund generally considers “illiquid securities” to be instruments that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining the NAV of its Common Shares. The Fund may not be able to readily dispose of such instruments at prices that approximate those at which the Fund could sell the instruments if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of instruments, thereby adversely affecting the NAV of the Common Shares and ability to make dividend distributions. Some Floating Rate Loans are not readily marketable and may be subject to restrictions on resale. The Fund has no limitation on the amount of its assets that may be invested in instruments that are not readily marketable or are subject to restrictions on resale. The lack of an established secondary market for illiquid instruments may make it more difficult to value such instruments, which may negatively affect the price the Fund would receive upon disposition of such instruments.

Investments in non-investment grade fixed income securities and/or certain derivatives positions will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Changes in United States Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s current income to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Distribution Risk. There can be no assurance that monthly distributions paid by the Fund to Common Shareholders will be maintained at initial levels, remain stable or increase over time. The monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short- and long-term.

Temporary Defensive Positions. The Fund may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its Managed Assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

Adviser and Subadviser Related Risks

Key Personnel Risk. The Adviser and the Subadviser depend on the diligence, skill and network of business contacts of certain professionals at the Adviser and the Subadviser. The Fund’s success depends on the continued service of such personnel. There is no assurance that the Adviser and the Subadviser will remain the Fund’s investment adviser and subadviser, respectively, or that the Adviser and the Subadviser will continue to have access to the investment professionals and partners of their respective affiliates and the information and deal flow generated by the investment professionals of their respective affiliates.

Potential Conflicts of Interest Risk. The Adviser and the Subadviser each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Subadviser may have to allocate a limited investment opportunity among its clients. The Adviser and the Subadviser have each adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Sourcing of Suitable Assets Risk. No assurance can be given the Subadviser will be able to find enough appropriate investments that meet the Fund’s investment criteria.

Additional Risks

See “Risk Factors” beginning on page [    ] of this prospectus for additional risks relating to an investment in the Fund.

SUMMARY OF FUND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you, as a Common Shareholder, will bear, directly or indirectly. Shareholders should understand that some of the percentages indicated in the table below are estimates of the Fund’s actual expenses and may vary. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately [                    ] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Fund’s Common Shares, which could adversely impact the investment performance of the Fund. The following table also assumes the Fund initially incurs indebtedness with an aggregate principal amount equal to [    ]% of the Fund’s Managed Assets immediately after such indebtedness is incurred and shows Fund expenses as a percentage of net assets attributable to the Common Shares. It is contemplated that the Fund will enter into a credit agreement after the closing of this initial public offering of the Common Shares and that borrowings under a credit agreement will initially provide the planned leverage. There can be no assurance that the Fund will enter into such a credit agreement.

Percentage of Offering Price
Common Shareholder Transaction Expenses
Sales Load (as a percentage of Common Share offering price)(1)	2.00%
Offering Expenses borne by the Fund (as a percentage of Common Share offering price)(2)	0.20%
Dividend Reinvestment Plan Fees(3)	None

Percentage of Net Assets Attributable to Common Shares (Assumes Borrowings are Used)(4)
Annual Expenses (Borne by Common Shareholders)
Management Fees(5)	[	]%
Interest Payments on Borrowed Funds(6)	[	]%
Other Expenses	[	]%

Total Annual Expenses	[	]%

(1)	For a description of the sales load and of other compensation paid to the Underwriters by the Fund and the Adviser, see “Underwriters.”
(2)	The Adviser has agreed to pay offering costs of the Fund (other than the sales load) in excess of $0.02 per Common Share. The Adviser has also agreed to pay all of the Fund’s organizational expenses. Total offering costs to be paid by the Fund (other than the sales load) are estimated to be approximately $[ ], which represents approximately $[ ] per Common Share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund.
(3)	The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. You may be required to pay brokerage commissions in connection with the reinvestment of distributions. See “Dividend Reinvestment Plan.”
(4)	For purposes of this table, the Fund has assumed that the Fund has incurred indebtedness in an aggregate amount of [ ]% of its Managed Assets (after the incurrence of such indebtedness), and assumes the annual interest rate on such indebtedness is [ ]%.

(5)	The Adviser will receive a monthly fee at the annual rate of [ ]% of the average daily value of the Fund’s Managed Assets. The Adviser may elect from time to time, in its sole discretion, to waive its right to receipt of the management fee. If the Adviser elects to waive a portion of its management fee, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, or may cease any such waiver periodically. See “Management of the Fund—Investment Advisory Agreement.”
(6)	Assumes the use of leverage in the form of borrowings representing [ ]% of the Fund’s Managed Assets (including the amounts of leverage obtained through the use of such borrowing) at an annual interest rate to the Fund of [ ]%, which is based on current market conditions. See “Leverage” in this prospectus. The actual amount of interest and dividend expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of borrowings and variations in market interest rates. The Fund may use other forms of leverage, which may be subject to different interest expenses than those estimated above.

Example

While the example assumes a 5% annual return, the Fund’s performance will vary and may result in a return greater or less than 5%. An investor would pay the following expenses (including the sales load of $20.00 and estimated offering expenses of this offering of $2.00 on a $1,000 investment) assuming an estimated offering size of $150,000,000 (15,000,000 Common Shares), total annual expenses of [    ]%, the Fund’s use of leverage through borrowings in an aggregate amount equal to [    ]% of the Fund’s Managed Assets, and a [    ]% annual return throughout the periods.

	1 Year			3 Year			5 Year			10 Year

Total Expenses Incurred	$	[	]	$	[	]	$	[	]	$	[	]

Based on the assumptions noted above but without the use of leverage assuming total annual expenses of 1.09% of net assets attributable to Common Shares, the total expenses incurred for 1, 3, 5 and 10 years will be $[    ], $[    ], $[    ] and $[    ], respectively.

This example and the expenses in the table above should not be considered a representation of future Fund expenses; actual expenses may be greater or less than those shown. This example assumes reinvestment of all distributions at NAV.

THE FUND

The Fund is a newly formed, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on November 18, 2015. As a newly formed entity, the Fund has no operating history. The Fund’s principal office, including its office for service of process in New York, is located at 100 Wall Street, 11th Floor, New York, New York 10005.

WHO MAY WISH TO INVEST

Investors should consider their investment goals, financial situation and needs, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed for investment and not as a trading vehicle.

The Fund may be appropriate for investors who are seeking a high yield strategy with significant credit risks with the following features and potential benefits:

•	high current income;

•	a seven-year term;

•	a diversified portfolio of high yield investments;

•	exposure to a portfolio of Floating Rate Loans; and

•	access to the investment acumen of the Adviser and Subadviser.

Investors should keep in mind that they will need to assume the risks associated with an investment in the Fund. See “Risk Factors.”

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $[        ] ($[        ] if the Underwriters exercise the option to purchase additional Common Shares in full) after payment of the estimated organizational and offering costs. The Adviser has agreed to pay all of the Fund’s organizational expenses. The Adviser has agreed to pay all offering costs (other than the sales load) of the Fund in excess of $0.025 per Common Share. In general, the Fund intends to use the net proceeds of this offering to seek to achieve its investment objectives and for other general corporate purposes, which may include the payment of Fund expenses. The Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objectives and policies as stated in this prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of this offering in securities that meet the Fund’s investment parameters within approximately three months after the completion of this offering. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in tax-exempt or taxable investment grade securities.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s investment objectives are to provide a high level of current income and to return the Original NAV to Common Shareholders on or about the Termination Date. The Fund will attempt to balance its two investment objectives by seeking to provide as high a level of current income as is consistent with the Fund’s overall credit performance, the declining average maturity of the Fund’s portfolio strategy and its objective of returning the Original NAV on or about the Termination Date. However, there can be no assurance that the Fund will achieve either of its investment objectives or that the Fund’s investment strategies will be successful. The objective to return the Fund’s Original NAV is not an express or implied guarantee obligation of the Fund or any other entity.

The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees upon 60 days’ prior written notice to shareholders.

Investment Strategies

The Fund will seek to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets in floating rate investments and investments that are the economic equivalent of floating rate investments (“Floating Rate Loans”), primarily consisting of senior secured loans that, at the time of investment, are rated below investment grade (rated below “Baa” by Moody’s or “BBB” by S&P or Fitch, or, if unrated, determined by the Subadviser to be of comparable credit quality) (sometimes referred to as “leveraged loans”) and similar investments. Debt instruments rated below investment grade are commonly referred to as “high yield” securities. These investments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest or dividends and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration and are commonly referred to as “junk” investments. The Fund anticipates using leverage to achieve its investment objectives.

The Fund is expected to seek to manage its portfolio such that the longest maturity of any Fund holding will be not more than six months beyond the Termination Date.

“Managed Assets” means the total assets of the Fund (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed, and (iii) accumulated distributions on any outstanding shares of common stock and preferred stock issued by the Fund. The liquidation preference of any preferred stock issued by the Fund is not considered a liability for this purpose.

Floating Rate Loans

Floating Rate Loans generally hold a first or second lien priority interest over the assets of the relevant borrower and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), with or without a floor, plus a fixed spread. Floating Rate Loans are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships, limited liability companies and other business entities (together with issuers of other debt instruments, “Borrowers”) which operate in various industries and geographical regions. Borrowers may obtain Floating Rate Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize and complete leveraged buyouts and for general corporate purposes. The Fund may invest in Floating Rate Loans through assignments of or, to a lesser extent, participations in Floating Rate Loans.

Non-U.S. Investments

The Fund may invest up to 20% of its Managed Assets in U.S. dollar denominated loans and securities of non-U.S. issuers or Borrowers.

Industry Focus

The Fund will not invest in a single industry or sector in excess of 20% of its Managed Assets.

Credit Ratings

Instruments considered below investment grade are those that, at the time of investment, are rated below “Baa” by Moody’s, below “BBB” by S&P or below “BBB” by Fitch, or, if unrated, are judged by the Subadviser to be of comparable credit quality. Debt instruments rated below investment grade are commonly referred to as “high yield” or “junk” securities and regarded as having predominantly speculative characteristics with respect to a Borrower’s capacity to pay interest and repay principal. Although many of the Fund’s investments will consist primarily of instruments rated below investment grade, the Fund reserves the right to invest in debt securities and loans of any credit rating.

No more than 25% of the Fund’s Managed Assets may be invested in instruments that, at the time of investment, are rated “Caa1” or lower by Moody’s or “CCC+/Caa1” or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or unrated but determined by the Subadviser to be of comparable quality. Such securities are subject to a very high credit risk.

For purposes of rating restrictions, if the same investment is rated differently by multiple rating agencies, the lowest rating will be used. Additionally, the Fund may not invest in instruments that are in payment default as of the time of purchase, but may continue to hold an investment in issues that go into payment default after purchase. “Debtor-in-possession” loans, whereby the debtor has filed for bankruptcy protection and borrowed capital to fund operations during the bankruptcy process, are not considered by the Subadviser to be in payment default.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest up to 20% of its Managed Assets in derivative instruments, including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, reverse repurchase agreements, structured securities and other derivatives, for hedging purposes only (that is, to seek to increase total return). In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by regulated investment companies, such as the Fund. If adopted as proposed, the rule may require changes to the Fund’s use of derivatives that could adversely affect the Fund’s performance and impact future investment decisions of the Subadviser and limit the Subadviser’s ability to employ leverage. See “Principal Risks of the Fund—Derivatives Risk.”

Investment Process

The Subadviser employs a bottom-up, fundamental research intensive approach to identify fundamentally attractive Floating Rate Loans in both the new issue and secondary markets. The Subadviser’s team includes experienced analysts responsible for coverage of specific industry sectors. When a new issue deal comes to market in a certain sector, the analyst responsible for that sector will undertake due diligence to analyze the attractiveness of the individual issuer and present the results to the Subadviser’s investment committee, which will, in turn, determine the suitability of the investment for the Fund’s portfolio. Analysts are required to proactively monitor any potential secondary market opportunities within their assigned sector coverage from an industry perspective and on an individual credit basis. The Subadviser’s team undertakes quarterly full portfolio reviews of individual credits across the loan strategies and assessments of higher risk credits. While the Subadviser focuses on a bottom-up, fundamental approach, the Subadviser also monitors relative value across industries, within industries and within capital structures. The Subadviser will generally seek to sell a security when the Subadviser determines that its projected future return is unattractive relative to the rest of the Fund’s portfolio or the investable universe.

In seeking to return the Original NAV on or about the Termination Date, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to not more than six months beyond the Termination Date. There can be no assurance that the Fund’s strategies will be successful.

Risk management is an important element of the investment process for the Subadviser. The Subadviser will use certain risk management guidelines and restrictions that it uses to structure and monitor the Fund’s portfolio in accordance with the restrictions described in this prospectus. These guidelines and restrictions may be modified from time to time by the Subadviser based on market conditions. The types of risks considered by the Subadviser include, among others:

•	Portfolio Construction Risks: Within the portfolio construction process, the Subadviser focuses on a number of potential risks, which may include market risk, portfolio specific risk, risks relating to exposure to common factors, such as capitalization and industries, concentration risk, event risk and liquidity risk. The Subadviser intends to pay particular attention to trends involving these risks and as trends develop, the individual positions contributing to them are looked at to see if there is any unintended risk being developed that could be reduced at low cost.

•	Model Risks: The Subadviser intends to incorporate a variety of both credit and prepayment models as a component of the asset and portfolio evaluation process. Models are very useful valuation tools, but models will not be relied on exclusively, rather in conjunction with other fundamental analysis methodologies. The Subadviser intends to use both internally and externally generated models, seeking multiple and potentially disparate points of view. The accuracy of these models will be difficult to validate, although the Subadviser intends to test and counterbalance the various models on a regular basis.

•	Business Risks: The Subadviser also focuses on the business risks that could disrupt the Fund’s business activity and hurt the Fund’s returns, which may include operational risk, counterparty risk, business interruption risk and technology risks.

See “Risk Factors” beginning on page [    ] of this prospectus for a discussion of some of the principal risks relating to the Fund’s investments.

Temporary Investments

For defensive purposes, including during periods in which the Subadviser determines that economic, market or political conditions are unfavorable to investors and a defensive investment strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objectives. During such periods, the Fund may invest all or a portion of its Managed Assets in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds;

other tax-exempt or taxable investment grade securities; or credit-linked notes or repurchase agreements with respect to any of the foregoing. In addition, the Fund may also make these types of investments to comply with regulatory or contractual requirements, including with respect to leverage restrictions, or to keep cash fully invested pending the investment of assets. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Portfolio Composition

Under normal circumstances, the Fund’s portfolio is expected to be comprised principally of the following types of investments:

Floating Rate Loans

Floating Rate Loans generally hold the most senior (or second most senior) position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and holders of equity of the Borrower. Typically, in order to borrow money pursuant to a Floating Rate Loan, a Borrower will, for the term of the Floating Rate Loan, pledge collateral (subject to typical exceptions), including but not limited to (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Floating Rate Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Floating Rate Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Floating Rate Loan.

A Borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Floating Rate Loan (the “Loan Agreement”). In a typical Floating Rate Loan, an administrative agent (the “Agent”) administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Floating Rate Loan. Additionally, the Fund normally will rely on the Agent and the other loan investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Floating Rate Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Floating Rate Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Floating Rate Loan and other fees paid on a continuing basis.

Floating Rate Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a floating base lending rate with or without a floor plus a fixed spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Floating Rate Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Floating Rate Loans should decrease. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

There may be less readily available information about most Floating Rate Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or the Exchange Act, and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Floating Rate Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Subadviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Subadviser.

No active trading market may exist for some Floating Rate Loans, and some loans may be subject to restrictions on resale. Any secondary market for Floating Rate Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the NAV of the Common Shares. In addition, the Fund may not be able to readily dispose of its Floating Rate Loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. A limited supply or relative illiquidity of Floating Rate Loans may adversely affect the Fund’s yield.

The Fund may purchase and retain in its portfolio Floating Rate Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Floating Rate Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Floating Rate Loan.

In the process of buying, selling and holding Floating Rate Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Floating Rate Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Floating Rate Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Second Lien Loans. The Fund may invest up to 20% of its Managed Assets in second lien loans. Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more senior loans of the related Borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans, like senior loans, typically have adjustable floating-rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk and often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment-grade quality. Because second lien loans are second in right of payment to one or more senior loans of the related Borrower, they therefore are subject to additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. Second lien loans are also expected to have greater price volatility than senior loans and may be less liquid.

Direct Assignments. The Fund generally will seek to purchase Floating Rate Loans on a direct assignment basis. If the Fund purchases a Floating Rate Loan on direct assignment, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning lender and becomes a lender under the Loan Agreement with the same rights and obligations as the assigning lender. Investments in Floating Rate Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations. To a lesser extent than direct assignments, the Fund may transact in participations in Floating Rate Loans. The participation by the Fund in a lender’s portion of a Floating Rate Loan typically will result in the Fund’s having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Floating Rate Loan in which it has purchased the participation. In the event of the insolvency of the entity selling a participation, the Fund may be treated as a general creditor of such entity. The selling entity and other persons interpositioned between such entity and the Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in these industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning these industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Equity Securities

From time to time, the Fund may invest in or hold shares of common stock and other equity securities incident to the purchase or ownership of a Floating Rate Loan or other debt instruments or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Floating Rate Loans entail certain risks in addition to those associated with investments in Floating Rate Loans. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the NAV of the Common Shares. In addition, the Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Floating Rate Loan. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so. The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund’s investment objective of seeking a high level of current income. Equity securities held by the Fund may be illiquid.

Corporate Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Corporate bonds typically pay a fixed rate of interest and must be repaid on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the Borrower, the Borrower’s performance and perceptions of the Borrower in the market place. There is a risk that the

Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

CLO Securities

Under normal market conditions, the Fund will invest up to 5% of its Managed Assets in collateralized loan obligations, or “CLOs,” that are collateralized by diverse portfolios consisting predominantly of below investment grade U.S. and non-U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors (“CLO Securities”). A CLO is a special purpose vehicle formed to purchase a broadly diversified portfolio of debt obligations, primarily senior loans, and issues multiple classes of rated debt obligations and also an equity class (often composed of unrated debt obligations treated as equity interests). The CLOs that the Fund may target are securitization vehicles that pool portfolios of primarily below investment grade U.S. and non-U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying Borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically three to five years). In cash flow CLOs the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt instruments in the form of multiple, primarily floating rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s, S&P and/or Fitch. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. Below investment grade and unrated securities are sometimes referred to as “junk” securities.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt.

Depending on the Subadviser’s assessment of market conditions, the Fund’s investment focus may vary from time to time between CLO equity and CLO debt investments.

Non-U.S. Securities

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers or Borrowers, including Floating Rate Loans. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, there is less volume and liquidity in most foreign financial markets than in the U.S. and, at times, greater price volatility than in the U.S.

Because evidence of ownership of such non-U.S. securities usually is held outside the U.S., the Fund will be subject to additional risks, including possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Derivatives

Swap Agreements. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked-to-market daily, to avoid the potential for the obligation to be treated as a “senior security” for purposes of the Investment Company Act. To cover its obligation when it writes a credit default swap, the Fund will segregate the full notional amount of its obligation. To cover its obligation when it buys a credit default swap, the Fund will segregate the amount of any premium payments owed and any prepayment penalty.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a “basket” of securities representing an index). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

The Fund may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprising a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase the actual securities or other instruments underlying the swap.

Similar to interest rate swaps, the cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

Swaptions. The Fund, to the extent permitted under applicable law, may enter into “swaptions,” which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities. Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease.

The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be, although, in December 2015, the SEC proposed a new rule related to such derivatives use. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear. The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the fund is impossible to predict, but could be substantial and adverse to the fund.

Segregation and Cover Requirements

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives and certain other portfolio transactions that could be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund bases its asset segregation policies on methods permitted by the SEC and may modify its asset segregation policies in the future to comply with any changes in the positions and new rules from time to time announced by the SEC or its staff regarding asset segregation. Any such changes to the Fund’s segregation policy may negatively impact the Fund’s performance and the Advisers leverage strategy. In addition, the segregation and coverage requirements imposed under the Investment Company Act could result in the Fund’s maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Diversification

The Fund is currently classified as a diversified fund under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. The Fund may only change to non-diversified status with the approval of the Fund’s shareholders. Under the Investment Company Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

Portfolio Turnover

Although the Fund does not expect to incur portfolio turnover at a rate of more than 100% in any fiscal year, it is possible that the portfolio turnover rate may exceed 100% in any fiscal year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. A high portfolio turnover rate generally results in greater transaction costs, which are borne directly by the Fund, and may also have certain adverse tax consequences for shareholders.

LEVERAGE

The Fund expects to use financial leverage obtained through borrowings from a financial institution or institutions (“Borrowings”), in an amount not to exceed 33 1⁄3% of the Fund’s Managed Assets. Initially, the Fund expects to obtain leverage in an amount equal to 30% of the Fund’s Managed Assets. Generally, leverage involves the use of borrowed funds or various financial instruments (such as derivatives) to seek to increase a fund’s potential returns. The Fund intends to utilize financial leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of financial leverage over time and from time to time, based on the Subadviser’s assessment of market conditions and other factors. In addition to borrowing for financial leverage purposes, the Fund may borrow for temporary, emergency or other purposes as permitted by the Investment Company Act. The Fund will limit its total economic leverage, which includes leverage from the use of derivatives for other than hedging purposes, issuance of any preferred shares, notes or debt securities, and Borrowings to 40% of its Managed Assets. The Fund, however, does not intend to issue preferred shares, notes or debt securities during its first 12 months of operations.

The costs of the financial leverage program (from any issuance of preferred shares (if any) and any Borrowings) are borne by Common Shareholders and consequently result in a reduction of the NAV of Common Shares. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets and the Adviser and Subadviser may have an incentive to leverage the Fund.

Leverage creates risks for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of, and distribution on, the Common Shares. There is a risk that fluctuations in the distribution rates on any outstanding preferred shares or in the interest rates of any outstanding debt may adversely affect the return to the Common Shareholders. If the income from the investments purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and, therefore, the amount available for distribution to Common Shareholders will be reduced. The Subadviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund’s investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per Common Share to a greater extent than if the Fund were not leveraged.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares involves offering expenses and other costs and may limit the Fund’s freedom to pay distributions on Common Shares or to engage in other activities. Unless the income and appreciation, if any, on assets acquired with offering proceeds exceed the cost of issuing additional classes of securities (and other Fund expenses), the use of leverage will diminish the investment performance of the Common Shares compared with what it would have been without leverage.

Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares plus the amount of any senior security representing indebtedness (i.e., such liquidation value and amount of indebtedness may not exceed 50% of the Fund’s total assets). Holders of preferred shares, voting as a class, are entitled to elect two of the Fund’s trustees. The holders of both the Common Shares and the preferred shares (voting together as a single class with each share entitling its holder to one vote) are entitled to elect the remaining trustees of the Fund. In the event the Fund fails to pay distributions on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the trustees until the preferred distributions in arrears are paid.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed 33 1⁄3% of the Fund’s total assets). If the Fund borrows money or enters into a commercial paper program, the Fund intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.

To qualify for treatment as a RIC for U.S. federal income tax purposes, the Fund must distribute for each taxable year at least the sum of (i) 90% of its “investment company taxable income” (computed without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt interest income, if any. The Fund expects it will not distribute all of its income and capital gain and thus will pay some Fund-level tax. The retention of a portion of its net investment income is expected to result in the Fund paying U.S. federal corporate income tax. The retention of net ordinary income and net capital gains may also cause the Fund to be subject to a non-deductible U.S. federal excise tax. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of any preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements to qualify for treatment as a RIC, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

Successful use of a leveraging strategy may depend on the Subadviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table assumes the utilization of leverage in the amount of 30% of the Managed Assets of the Fund and an annual interest rate of [1.65]% on borrowings payable on such leverage based on market rates as of the date of this prospectus. The additional income that the Fund must earn (net of expenses) in order to cover such interest payments is [    ]%. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than those assumed for the following example. See “Risk Factors – Principal Risks Relating to Fund Operations – Leverage Risk”. Actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Total Return (Net of Expenses)	-10%		-5%		0%		5%		10%
Common Share Total Return	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

Common Share total return is composed of two elements—the Common Share distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying any distributions on preferred shares) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

RISK FACTORS

An investment in the Common Shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Common Shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of Common Shareholders to reinvest distributions. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of the Common Shares could decline significantly and you could lose all or a part of your investment.

General

Investing in the Common Shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your Common Shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Principal Risks Relating to Fund Investments

Investment and Market Risk

An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares represents an indirect investment in the portfolio of Floating Rate Loans, and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Floating Rate Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) can experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market’s perception of Floating Rate Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans). At any point in time, an investment in the Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of Common Shareholders to reinvest distributions. The Fund may, from time to time, employ leverage, which will magnify the Fund’s risks and, in turn, the risks to the Common Shareholders. Use of leverage is subject to the risks described below under “—Leverage risk.”

Seven Year Term Risk

Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money. Expenses associated with liquidation of the Fund’s assets may also be substantial during this period. In addition, during the life of the Fund, the value of the Fund’s assets could change significantly, and the Fund could incur substantial losses prior to or at liquidation.

The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by the Fund or any other entity.

The amount distributed to Common Shareholders at termination will be based on the Fund’s NAV at that time, and depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, may be less, and perhaps significantly less, than Original NAV, or a shareholder’s original investment. Although the Fund has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The Fund’s ability to return Original NAV to the Common Shareholders on or about the Termination Date will depend on market conditions and the success of the Fund’s portfolio investments and cash flow management techniques.

The Fund may, in seeking to achieve its investment objectives, set aside and retain in its net assets (and therefore, its NAV) a portion of its net investment income, and possibly all or a portion of its realized gains, in pursuit of its objective to return Original NAV to shareholders on or about the Termination Date. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly distributions during the period closely prior to termination. To the extent that lower distribution rates may negatively impact Common Share price, such reduced yield and monthly distributions may cause a reduction of Common Share price. The Fund’s final distribution to shareholders will be based upon the Fund’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or the Original NAV) may receive less than their original investment. Original NAV is less than the purchase price in this offering because the Original NAV is net of sales load. As the Termination Date approaches, rather than reinvesting the proceeds from the sale of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to shareholders may be significantly less than the Original NAV.

Because the Fund will invest in below investment grade instruments, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a Fund that invests solely in investment grade instruments. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share distributions; may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date; and may severely impact the Fund’s ability to return the Original NAV to Common Shareholders on or about the Termination Date.

Floating Rate Loans Risk

The Floating Rate Loans in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although Floating Rate Loans are typically senior and secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Floating Rate Loans are generally similar to the risks of other below investment grade fixed income instruments. See “—Below Investment Grade Rating Risk.” Investments in below investment grade Floating Rate Loans are considered speculative because of the credit risk of the Borrowers. Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the NAV of the Common Shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Floating Rate Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Floating Rate Loan may decline in value or become illiquid, which would adversely affect the Floating Rate Loan’s value. Floating Rate Loans are subject to a number of risks described elsewhere in this prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed income instruments.

The Fund may be unable to sell its Floating Rate Loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, Floating Rate Loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods , which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the Borrower to further encumber its assets.

There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the Borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the Borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

Floating Rate Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Common Shares. There can be no assurance that the liquidation of any collateral securing a Floating Rate Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Floating Rate Loan. The collateral securing a Floating Rate Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Floating Rate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Floating Rate Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Floating Rate Loans including, in certain circumstances, invalidating such Floating Rate Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Floating Rate Loan may be “primed” in bankruptcy, which reduces the ability of the holders of the Floating Rate Loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing Floating Rate Loans.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a Floating Rate Loan, which may not be deemed to be a security in certain circumstances. As such, there may be less readily available information about most Floating Rate Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act, and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Floating Rate Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Subadviser will often rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Subadviser.

The secondary trading market for Floating Rate Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Floating Rate Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Floating Rate Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Floating Rate Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Floating Rate Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Common Shares. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the NAV of the Common Shares. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Floating Rate Loans and other debt obligations, impairing the NAV of the Common Shares.

Floating Rate Loans are subject to legislative risk. If legislation or municipal, state or federal regulations impose additional requirements or restrictions on the ability of lenders or financial institutions to make loans, the availability of Floating Rate Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or municipal, state or federal regulations require lenders or financial institutions to increase their capital requirements, this may cause lenders or financial institutions to dispose of Floating Rate Loans that are considered highly levered. Such dispositions or sales could result in prices that, in the opinion of the Subadviser, do not represent fair value. If the Fund attempts to sell a Floating Rate Loan at a time when a lender or financial institution is engaging in such a sale or disposition of the same loan, the price the Fund could receive for the Floating Rate Loan may be adversely affected.

The Fund expects to acquire Floating Rate Loans primarily through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation and (ii) both the Borrower and the institution selling the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. See “Investment Restrictions.” Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of a participation, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Floating Rate Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Floating Rate Loan.

Second Lien Loan Risks. Second lien loans are generally second in line behind senior loans or first lien loans in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower.

Below Investment Grade Rating Risk

The Fund expects initially that its investments in Floating Rate Loans, and other debt instruments will consist primarily of debt instruments that are rated below investment grade or unrated and of comparable credit quality. Debt instruments that are rated below investment grade are often referred to as “high yield” or “junk” securities. Below investment grade Floating Rate Loans, high yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by the Subadviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade Floating Rate Loans and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a Floating Rate Loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower’s financial condition. Below investment grade Floating Rate Loans and similar instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and to have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such Floating Rate Loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade Floating Rate Loans and similar instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Subadviser’s credit analysis than would be the case when the Fund invests in rated securities.

The Fund may invest in debt instruments rated in the lower rating categories (“B3” or lower by Moody’s, “B-” or lower by S&P or “B-” or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. See “—Distressed Investments Risk.”

Distressed Investments Risk

The Fund may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings

The Fund may be invested in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk that the issuer will default on the obligations or seek or enter into bankruptcy protection. In an event of default or bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations, and, in some cases, there is a risk of loss by the Fund of its entire investment in such securities. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund the resulting loss will be borne by the Fund and its investors. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Subadviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment. The Fund may not be able to pay distributions or may have to reduce distribution levels if the income and/or dividends the Fund receives from its investments declines.

Certain fixed-income instruments invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or Common Shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity. Where the Fund or the Subadviser has representatives on the boards of a portfolio company, such involvement may also prevent the Fund from freely disposing of its debt investments and may subject the Fund to additional liability or result in re-characterization of its debt investments as equity.

Credit Risk

Credit risk is the risk that one or more investments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because one or more Borrowers experiences an actual or perceived decline in its condition, financial or otherwise, or in its prospects. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Floating Rate Loans, losses may still occur because the market value of Floating Rate Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. With respect to the Fund’s investments in Floating Rate Loans and debt securities that are secured, there can be no assurance that liquidation of collateral would satisfy a Borrower’s obligation in the event of nonpayment of scheduled interest or repayment of principal or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing Floating Rate Loans or credit instrument. To the extent the Fund invests in below investment grade Floating Rate Loans or other investments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities or loans. Typically, the prices of lower grade securities or loans are more sensitive to negative developments, such as a decline in the Borrower’s revenues or a general economic downturn, than are the prices of higher grade securities or loans.

Prepayment Risk

During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. This is known as prepayment or “call” risk. Fixed income securities may be purchased at prices below or above their stated principal amount.

Floating Rate Loans are subject to prepayment risk. The degree to which Borrowers prepay Floating Rate Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Floating Rate Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Interest Rate Risk

Because loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the NAV of the Common Shares. Similarly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decline in the NAV of the Common Shares. In addition, Floating Rate Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the NAV of the Common Shares.

As of the date of this prospectus, interest rates in the United States are near historic lows, so the Fund faces a heightened risk that interest rates may rise.

Interest rates can also affect the value of the Fund’s portfolio as a whole. To illustrate, if interest rates increase by 1%, the NAV of the Fund’s portfolio with a duration of five years would decrease by approximately 5%. Conversely, if interest rates decline by 1%, the NAV of the Fund’s portfolio with a duration of five years would increase by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. Duration is expressed as a number of years but differs from maturity in that it considers a security’s or loan’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security or loan matures. As the value of a security or loan changes over time, so will its duration.

Liquidity Risk

The Fund generally considers “illiquid securities” to be instruments that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining the NAV of its Common Shares. The Fund may not be able to readily dispose of such instruments at prices that approximate those at which the Fund could sell the instruments if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of instruments, thereby adversely affecting the NAV of the Common Shares and ability to make dividend distributions.

Some Floating Rate Loans are not readily marketable and may be subject to restrictions on resale. Floating Rate Loans generally are not listed on any national securities exchange and no active trading market may exist for the Floating Rate Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Floating Rate Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in instruments that are not readily marketable or are subject to restrictions on resale. Further, the lack of an established secondary market for illiquid instruments may make it more difficult to value such instruments, which may negatively affect the price the Fund would receive upon disposition of such instruments. The Subadviser’s judgment may play a greater role in the valuation process. See “—Valuation Risk.”

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to the Fund’s shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of Borrowers and may make Borrower defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risks

General Risks Associated with Derivatives. The Fund may use derivatives including, in particular, swaps (including, total return swaps), reverse repurchase agreements and other similar transactions, to hedge its positions. Accordingly, derivatives may be used in limited instances to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, which the Fund does not initially intend to do, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including, but not limited to, the following:

•

Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain derivative transactions are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

The Fund and the Subadviser seek to deal only with counterparties of high creditworthiness. The Subadviser will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk. The risk that certain instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in OTC derivative transactions. The illiquidity of OTC derivative transactions may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. Such illiquidity may also make it more difficult for the Fund to ascertain the market value of derivatives.

•	Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market, security or loan to which the Fund seeks exposure.

•	Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Regulatory Risk. The risk that various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives, including potentially limiting or restricting the ability of the Fund to use certain derivatives or certain counterparties as a part of its hedging strategy, increasing the costs of using these instruments or making these instruments less effective. See “—Legislation and Regulation Risk.”

•

Reverse Repurchase Agreement Risk. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreement transactions are techniques involving leverage, and accordingly, segregation requirements apply. To the extent that the amount of cash and liquid securities required to be segregated increases, the Fund may be required to sell portfolio securities at prices that may be disadvantageous to the Fund.

Furthermore, the Fund’s ability to successfully use derivatives depends on the Subadviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

Swap Agreements Risk. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors in OTC markets for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether the Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Subadviser’s current credit standards for OTC counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Generally, the Fund will deposit in a segregated account liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund’s ability to use swap agreements. In addition, the swap markets have recently become subject to extensive regulation. It is possible that such new regulations, including the adoption of any proposed regulations, could adversely affect the Fund’s ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Credit default swaps are often structured with significant leverage and may be considered speculative. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Swaptions Risk. The Fund, to the extent permitted under applicable law, may enter into “swaptions,” which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement and may incur a loss, which may be substantial.

Credit-Linked Securities Risk. Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivatives and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivatives, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

Leverage Risk

As discussed above, the Fund expects to use financial leverage obtained through Borrowings, initially in an amount not to exceed 30% of Managed Assets. The Fund intends to utilize financial leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of financial leverage over time and from time to time, based on the Subadviser’s assessment of market conditions and other factors. The Fund currently intends to enter into a revolving credit and security agreement with a syndicate of banking institutions. The Fund has no current intention to issue preferred shares within the first year of operation, but reserves the flexibility to do so in the future.

The Subadviser anticipates that the use of leverage (from the issuance of preferred shares, if any, and borrowings) may result in higher income to Common Shareholders over time. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of, and distributions from, the Common Shares and the risk that fluctuations in the costs of borrowings may affect the return to Common Shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Subadviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate.

While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. There can be no assurance that a leveraging strategy will be successful.

The fee paid to the Adviser (which in turn pays a portion of such fee to the Subadviser) is calculated on the basis of Managed Assets, including proceeds from the issuance of preferred shares and borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of any preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee.

Leverage may also be achieved through the purchase of certain derivative instruments. The Fund’s use of derivative instruments exposes the Fund to special risks. The Fund will limit its total economic leverage, which includes leverage from the use of derivatives for other than hedging purposes, issuance of any preferred shares, notes or debt securities, and Borrowings to 40% of the Fund’s Managed Assets. The Fund intends to “cover” its derivative positions by segregating an amount of cash and/or liquid securities in accordance with the Investment Company Act and applicable SEC interpretations and guidance from time to time. When the Fund is a seller of a credit default swap, the Fund will segregate assets to cover the full notional value of any obligation under the credit default swap. The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the Investment Company Act limitations on the issuance of senior securities and, in the view of the Subadviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage, will count toward the Fund’s overall leverage limitations and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Other Risks Relating to Fund Investments

Risks Associated with Investments in Equity Securities Incidental to Investments in Floating Rate Loans

        From time to time, the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a Floating Rate Loan or other debt instruments or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investments in Floating Rate Loans or other debt instruments entail certain risks in addition to those associated with investments in Floating Rate Loans or other debt instruments. Because equity is merely the residual value of a Borrower after all claims and other interests, it is inherently more risky than Floating Rate Loans or other debt instruments of the same Borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company- and industry-specific developments and general market conditions. These risks may increase fluctuations in the NAV of the Common Shares. The Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Floating Rate Loan or other debt instruments of a Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

Corporate Bond Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate-and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors’ perceptions of the creditworthiness of the Borrower, the Borrower’s financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower’s capital structure and use of financial leverage and demand for the Borrower’s goods and services. Certain risks associated with investments in Corporate Bonds are described elsewhere in this prospectus in further detail, including under “—Credit risk,” “—Prepayment Risk” and “—Inflation/Deflation Risk.” There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments. High yield corporate bonds are subject to the risks described under “—Below Investment Grade Rating Risk.”

CLO Securities Risk

CLO Securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO Securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed in this prospectus, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs.

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of CLO Securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

In the case of tranches ranking senior to the tranches in which the Fund invests, the holders of more senior tranches may be entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

CLO equity is the most subordinated tranche within a CLO. CLO equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments of Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower; (ii) engages in inequitable conduct to the detriment of the other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (iv) uses its influence as a shareholder to dominate or control a Borrower to the detriment of other creditors of the Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser or the Subadviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Non-U.S. Securities Risk

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers or Borrowers, including Floating Rate Loans. These investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore, the prices of non-U.S. securities may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as U.S. companies. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. There are no bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices.

The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt generally will also be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

Investments in so-called “emerging markets” (or lesser developed countries) are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Compared to developed countries, emerging market countries may have less fully developed and relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

Eurozone Risk

Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of Greek sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund.

On June 23, 2016, the United Kingdom voted to leave the European Union. If, as expected, the United Kingdom begins the withdrawal procedures under Article 50 of the Treaty of Lisbon, there will be a two-year (or longer) period during which the arrangements for the United Kingdom’s exit from the European Union will be negotiated. The aftermath of this vote and the withdrawal process could cause an extended period of uncertainty and market volatility, not just in the United Kingdom, but throughout the European Union, the European Economic Area and globally. It is not possible to determine the precise impact these events may have on the Fund, the Adviser and the Subadviser from an economic, financial or regulatory perspective, but any such impact could have material consequences for each of the Fund, the Adviser and the Subadviser.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Changes in United States Law

Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s current income to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Distribution Risk

There can be no assurance that monthly distributions paid by the Fund to Common Shareholders will be maintained at initial levels, remain stable or increase over time. The monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short- and long-term.

Temporary Defensive Positions

The Fund may depart from its principal investment strategy in response to adverse market, economic or political conditions. The Fund may take a temporary defensive position and invest all or a portion of its Managed Assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Fund invests defensively, it likely will not achieve its investment objective.

High Portfolio Turnover Risk

The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Risks Associated with Market Developments and Regulatory Changes

Market Developments Risk

Beginning in 2007, the global financial markets experienced stress, volatility, instability, illiquidity and disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. While this volatility and disruption peaked in 2008 to 2009 and appears to have abated somewhat, these events contributed to general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent conditions have improved, there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions worsen, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors.

Instability in the credit markets has made it more difficult at certain times for a number of issuers of debt instruments to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt instruments may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Certain Borrowers may, due to macroeconomic conditions, be unable to repay their Floating Rate Loans or other debt obligations because of these conditions. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on the underlying secured assets, which could trigger cross-defaults under other agreements and jeopardize a Borrower’s ability to meet its obligations under its debt instruments. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. The Fund may also experience a loss of principal.

These developments also (i) may make it more difficult for the Fund to accurately value its portfolio securities or to sell its portfolio securities on a timely basis; (ii) could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the Common Shareholders; and (iii) may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Common Shares.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Investigations of other financial institutions for similar actions in various countries are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including certain Floating Rate Loans. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

Government Intervention in the Financial Markets Risk

Instability in the financial markets has led the U.S. Government, the Federal Reserve and foreign governments and central banks around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities, debt instruments or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable or not fully understood or anticipated. See “—Legislation and Regulation Risk.” Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The

Subadviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Legislation and Regulation Risk

On July 21, 2010, the President signed into law the Dodd-Frank Act. The Dodd-Frank Act, among other things, grants regulatory authorities such as the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the OTC derivatives market. It is unclear to what extent these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.

While some regulations have been adopted by the CFTC and SEC, a number of important rulemakings have not yet been finalized and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the returns of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may impact the availability, liquidity and cost of entering into derivatives, including potentially limiting or restricting the ability of the Fund to use certain derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund’s, the Adviser’s and the Subadviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Adviser and the Subadviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

At any time after the date of this prospectus, legislation by U.S. and foreign governments may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Principal Risks Relating to Fund Operations

Management Risk

The Fund is subject to management risk because it relies on the Adviser’s oversight and Subadviser’s ability to pursue the Fund’s investment objective. The Subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. For example, the Fund’s 80% policy may not be successful if the Floating Rate Loans purchased by the Fund default on payment obligations or otherwise decline in value. There can be no assurance that the Subadviser’s asset allocation will provide any protection against market downturns. The Subadviser’s securities selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Key Personnel Risk

The Adviser and the Subadviser depend on the diligence, skill and network of business contacts of certain professionals at the Adviser and the Subadviser. The Fund’s success depends on the continued service of such personnel. There is no assurance that the Adviser and the Subadviser will remain the Fund’s investment adviser and subadviser, respectively or that the Adviser and the Subadviser will continue to have access to the investment professionals and partners of their respective affiliates and the information and deal flow generated by the investment professionals of their respective affiliates.

Cybersecurity Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, Subadviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cybersecurity risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

No Operating History Risk

The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The Common Shares have no history of trading and there is no guarantee that an active trading market will develop.

Inadequate Return Risk

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Common Shares.

Sourcing of Suitable Assets Risk

No assurance can be given the Subadviser will be able to find enough appropriate investments that meet the Fund’s investment criteria.

Dilutive Effect of Receiving Cash Distributions Rather than Reinvesting Risk

Investors in the Fund will automatically participate in the Fund’s dividend reinvestment plan unless they affirmatively elect to “opt out” of the plan. All dividends declared in cash payable to shareholders that are participants in the Fund’s dividend reinvestment plan are generally automatically reinvested in Common Shares. As a result, shareholders that do not participate in the dividend reinvestment plan may experience dilution over time to the extent participants in the plan receive such Common Shares at a price below NAV.

Closed-End Structure; Market Discount from Net Asset Value Risk

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell the Common Shares, whether an investor will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. The NAV of the Common Shares, however, is expected to be reduced immediately following the initial public offering as a result of the payment of offering costs. As with any security, complete loss of investment is possible.

Potential Conflicts of Interest Risk

The Adviser and the Subadviser each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Advisers Act, the Subdaviser may have to allocate a limited investment opportunity among its clients. The Adviser and the Subadviser have each adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Takeover Provisions Risk

The Fund’s Declaration of Trust and bylaws contain provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board of Trustees. These provisions may deprive shareholders of the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund’s Declaration of Trust classifies the Fund’s Trustees into three classes, serving staggered three-year terms, effective upon completion of this offering, and authorizes the Board of Trustees to authorize the Fund to issue additional Common Shares. The Board of Trustees also may classify or reclassify any unissued Common Shares into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly classified or reclassified shares. The Board of Trustees may, without any action by the Fund’s shareholders, amend the Fund’s Declaration of Trust from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue. The Fund’s bylaws require shareholders who wish to nominate individuals for election as Trustees or propose other business at meetings of shareholders to satisfy various requirements in order to do so, including a requirement to provide advance notice of such nomination or other business within the time period specified in the bylaws accompanied by the information and other specified materials. The bylaws also require that such information be updated.

Risk of Failure to Qualify for Treatment as a RIC

Although the Fund intends to qualify for treatment as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for such treatment. If the Fund qualifies for treatment as a RIC under the Code, the Fund generally will not be required to pay corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirements for a RIC are generally satisfied for a taxable year if the Fund distributes for that taxable year at least the sum of (i) 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, and (ii) 90% of its net tax-exempt interest income, if any.

Risk of Recognition of “Phantom” Income

For U.S. federal income tax purposes, the Fund may be required to include in income and distribute to shareholders certain amounts that the Fund has not yet received in cash, such as the accretion of “original issue discount” or “market discount” on certain debt instruments issued or purchased at a discount or in certain other circumstances. The Fund may also be required to include in income and distribute to shareholders certain other amounts that it will not receive in cash. In these cases, the Fund may have difficulty meeting the distribution requirements applicable to RICs. To satisfy these distribution requirements, the Fund may have to sell some investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings. If the Fund is not able to obtain cash sufficient to satisfy the distribution requirements, the Fund may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax. Please refer to the “Certain Material U.S. Federal Income Tax Considerations” section in this prospectus.

*        *        *         *        *

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

The Fund intends to apply for listing of the Common Shares on the NYSE, under the ticker symbol “[                    ].”

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and preferred shares, if any, voting as a single class (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the outstanding voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present or represented by proxy or (ii) more than 50% of the outstanding voting shares). Subject to such shareholder approval, the Fund may not:

1.	purchase or sell real estate, physical commodities or contracts for the purchase or sale of physical commodities, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell futures contracts with respect to securities, securities indices, currency or other financial instruments;

2.	issue senior securities or borrow money except as permitted by the Investment Company Act or otherwise as permitted by applicable law;

3.	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of portfolio securities;

4.	make loans to other persons except as permitted by the Investment Company Act or otherwise as permitted by applicable law; and

5.	invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the Investment Company Act by (i) the rules and regulations promulgated by the SEC under the Investment Company Act, and (ii) any exemption or other relief applicable to the Fund from the provisions of the Investment Company Act. For purposes of this restriction, in the case of investments in loan participations between the Fund and a bank or other lending institution participating out the loan, the Fund will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a Borrower distributes equity securities incident to the purchase or ownership of a Floating Rate Loan or in connection with a reorganization of a Borrower. The Fund interprets its policies with respect to these fundamental investment restrictions (including those on borrowing, lending and industry concentration) to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act and the rules and regulations adopted by the SEC thereunder or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC or pursuant to interpretive guidance issued by the SEC or its staff under the Investment Company Act and the rules and regulations adopted by the SEC thereunder.

MANAGEMENT OF THE FUND

Board of Trustees

The Fund’s business and affairs, including supervision of the duties performed by the Adviser, are managed under the direction of its Board of Trustees. The Board of Trustees currently consists of [                    ] members, [                    ] of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its “Independent Trustees”. The Board maintains an audit committee and a nominating and governance committee and may establish additional committees from time to time as necessary.

Biographical Information of the Trustees of the Fund

Certain biographical and other information relating to the Trustees of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of registered investment companies advised by the Adviser or an affiliated person of the Adviser and other public company directorships.

Name, Address(1) and Age of Trustee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Public Company Directorships Held by the Trustee During Past Five Years
Interested Trustees(2)

Independent Trustees

(1)	The address of each Trustee is 100 Wall Street, 11th Floor, New York, NY 10005.
(2)	“Interested person,” as defined in the Investment Company Act, of the Fund. [ ] are interested persons of the Fund due to their affiliation with the Adviser and its affiliates.
(3)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Biographical Information of the Executive Officers of the Fund

Certain biographical and other information relating to the executive officers of the Fund is set out below:

Name, Address(1) and Age of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Steven A. Baffico Age: [43]	President and Principal Executive Officer	Since inception.	Four Wood Capital Partners, LLC, Managing Partner and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 – 2011).

Name, Address(1) and Age of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Jennifer Wilson Age: [44]	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since inception.	Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (since 2012); Bank of America Merrill Lynch, Director (2008 – 2011).

Stephanie Trell Age: [48]	Secretary	Since inception.	Four Wood Capital Partners LLC, Managing Director (since 2012); Bank of America, Director (2005 – 2012).

Jack P. Huntington Age: [46]	Chief Compliance Officer	Since inception.	Foreside Fund Officer Services, LLC, Fund Chief Compliance Officer (since 2015); Citi Fund Services Ohio, Inc., Senior Vice President of Regulatory Administration (2008 – 2015).

(1)	The address of each officer is 100 Wall Street, 11th Floor, New York, NY 10005.

Stock Ownership of Trustees

Information relating to each Trustee’s share ownership in the Fund and in all funds advised by the Adviser as of [            ], 2016 is set out in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustees

Independent Trustees

(1)	The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

As of the date of this prospectus, none of the Trustees and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the Independent Trustees of the Fund or their immediate family members owned beneficially or of record any securities in the Adviser or the Underwriters.

Compensation of Trustees

The following table sets forth the estimated compensation to be paid by the Fund to the Trustees projected through the end of the Fund’s first fiscal year and the projected aggregate compensation to be paid to them from

all Funds advised by the Adviser for the twelve-months ending [            ], 2016. The Trustees who are “interested persons,” as defined in the Investment Company Act, of the Fund and the Fund’s officers do not receive compensation from the Fund. Trustees are reimbursed for travel and other out-of-pocket expenses. The Independent Trustees will receive a $[    ] annual retainer, payable quarterly, plus a $[    ] per in-person meeting fee for serving as a trustee of the Fund.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Each Trustee
Interested Trustees

Independent Trustees

Board Structure and Role of the Board of Trustees in Risk Oversight

The Investment Company Act requires that at least 40% of the Trustees be Independent Trustees. Certain exemptive rules promulgated under the Investment Company Act require that at least 50% of the Trustees be Independent Trustees. Currently, [                    ] of the [                    ] Trustees are Independent Trustees.

The Board has appointed [    ], an Independent Trustee, as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board of Trustees and any Board committee whenever he or she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Fund’s management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this prospectus or pursuant to the Fund’s Declaration of Trust or bylaws, or as assigned by the Board, the designation of a Trustee as Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

As part of its overall activities, the Board performs its risk oversight function by overseeing the management of the Fund’s risk management structure by various departments of the Adviser and the Administrator, as well as by the Fund’s Chief Compliance Officer (“CCO”). The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser’s risk management program is part of the overall risk management program of FWCP, the Adviser’s parent company.

As described below in more detail under “Committees of the Board of Trustees,” the audit committee and the nominating and governance committee intend to assist the Board of Trustees in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, the Fund’s systems of internal controls regarding finance and accounting and audits of the Fund’s financial statements and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The nominating and governance committee’s risk oversight responsibilities include selecting, researching and nominating Trustees for election by the Fund’s shareholders, periodically reviewing the Board’s committee structure and committee charters and overseeing the evaluation of the Board of Trustees and its committees. Both the audit committee and the nominating and governance committee consist solely of Independent Trustees.

The Board of Trustees will perform its risk oversight responsibilities with the assistance of the Fund’s CCO. The Fund’s CCO prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers.

In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant committee chair or the Fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the committee chair confer among themselves, with the Fund’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate committee for review and discussion with management.

The Fund believes that the Board of Trustees’ role in risk oversight is effective and appropriate given the extensive regulation to which the Fund is already subject as a closed-end investment company registered with the SEC. Specifically, as a closed-end investment company registered with the SEC the Fund must comply with certain regulatory requirements that control the levels of risk in the Fund’s business and operations. For example, the Fund’s ability to incur indebtedness is limited such that the Fund’s asset coverage must equal at least 300% immediately after such indebtedness is incurred. In addition, the Fund intends to be treated as a RIC under Subchapter M of the Code. As a RIC the Fund must, among other things, meet certain income source, asset diversification and distribution requirements. See “Certain Material U.S. Federal Income Tax Considerations.”

The Fund believes that the extent of the Board’s (and its committees’) role in risk oversight complements the Board of Trustees’ leadership structure because it allows the Fund’s Independent Trustees, through the two fully independent Board committees, a lead Independent Trustee, executive sessions with the Chief Compliance Officer, auditor and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

The Board of Trustees believes that Board roles in risk oversight must be evaluated on a case by case basis and that the existing Board role in risk oversight is appropriate. However, the Board of Trustees re-examines the manner in which it administers its oversight function on an ongoing basis to enable it to continue to meet the Fund’s needs.

The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Fund’s operations and meaningful representation of the Common Shareholders’ interests, given the amount of the Fund’s assets. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s Common Shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that [ ] provides the Board with the Adviser’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Committees of the Board of Trustees

The Board has established an audit committee and a nominating and governance committee.

Audit Committee. The members of the audit committee are [                    ], each of whom is independent for purposes of the Investment Company Act. Each member is financially literate with at least one having accounting or financial management expertise. [                    ] serves as chairman of the audit committee. The Board of Trustees has adopted a charter for the audit committee, which will be available on the Fund’s website, once such website is active, at www.[                    ].com. The audit committee is responsible for recommending to the Board of Trustees independent accountants for the Fund, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants, advising the Board of Trustees with respect to the valuation of portfolio assets and reviewing the adequacy of the Fund’s internal accounting controls.

Nominating and Governance Committee. The members of the nominating and governance committee are [                    ], each of whom is independent for purposes of the Investment Company Act. [                    ] serves as chairman of the nominating and governance committee. The Board of Trustees has adopted a charter for the nominating and governance committee, which will be available on the Fund’s website, once such website is active, at www.[                    ].com. The nominating and governance committee is responsible for selecting, researching and nominating Trustees for election by the Fund’s shareholders, selecting nominees to fill vacancies on the Board of Trustees or a committee of the Board Trustees, periodically reviewing the Board’s committee structure and committee charters and overseeing the evaluation of the Board of Trustees and its committees.

Trustee Qualifications

The nominating and governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Trustees, the Fund and its shareholders. In considering possible candidates for election as a Trustee and in evaluating the renomination of current Independent Trustees, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Trustees who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of the Fund;

•	are able to work with the other members of the Board of Trustees and contribute to the success of the Fund;

•	can represent the long-term interests of the Fund’s shareholders as a whole; and

•	are selected such that the Board of Trustees represents a range of backgrounds and experience.

As long as an existing Independent Trustee continues, in the opinion of the nominating and governance committee, to satisfy these criteria, the Fund anticipates that the committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while the nominating and governance committee will consider nominees recommended by shareholders to serve as Independent Trustees, the committee may only act upon such recommendations if there is a vacancy on the Board of Trustees or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the nominating and governance committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the committee. The nominating and governance committee may retain a consultant to assist it in a search for a qualified candidate. The nominating and governance committee has adopted procedures for the selection of Independent Trustees.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee and Trustee nominee that support the conclusion, as of the date of this prospectus, that each Trustee should serve as a Trustee of the Fund.

Interested Trustees

[                    ]

Independent Trustees

[                    ]

THE ADVISER AND THE SUBADVISER

The Investment Adviser

Four Wood Capital Advisors LLC serves as the Fund’s investment adviser. The Adviser is located at 100 Wall Street, 11th Floor, New York, NY 10005. The Adviser is an indirect wholly-owned subsidiary of FWCP. FWCP is a leading asset management firm whose affiliates and subsidiaries, including the Adviser, a registered investment adviser firm, have assets under management, supervision and/or service of approximately $1.3 billion as of [    ], 2016. The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and supervising the Subadviser.

The Adviser is registered as an investment adviser under the Advisers Act.

Investment Advisory Agreement

Advisory Services

Subject to the overall supervision of the Board of Trustees, the Adviser provides investment advisory services to the Fund pursuant to the Advisory Agreement.

Management Fee

Pursuant to the Advisory Agreement and subject to the overall supervision of the Board of Trustees, the Adviser provides investment advisory services to the Fund. For providing these services, the Adviser receives a monthly fee at the annual rate of [    ]% of the average daily value of the Fund’s Managed Assets. For these purposes, “Managed Assets” means the total assets of the Fund (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated distributions on any outstanding shares of common stock and preferred stock issued by the Fund. The liquidation preference of any preferred stock issued by the Fund is not considered a liability for this purpose. Fees for any partial month are appropriately prorated. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. The average daily value of the Fund’s Managed Assets is calculated in accordance with the methods and procedures described herein under “Net Asset Value.”

Payment of the Fund’s Expenses and Reimbursement of Certain Costs of the Adviser and its Affiliates

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs, fees and expenses of its operations and transactions, including those relating to: organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of custodians including those for keeping books and accounts, maintaining a line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Fund, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Board of Trustees); insurance premiums; and any extraordinary expenses; provided that the Adviser has agreed to pay offering costs of the Fund (other than the sales load) in excess of $0.02 per Common Share and all of the Fund’s organizational expenses.

Duration, Termination and Amendment

The Advisory Agreement is expected to become effective on the pricing date of this initial public offering of the Common Shares. Unless terminated earlier, the Advisory Agreement will continue in effect until the two year anniversary of the pricing date of this initial public offering and will automatically renew for successive annual periods thereafter if such continuance is specifically approved at least annually by (i) the affirmative vote of the Board of Trustees or the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities and (ii) the affirmative vote of a majority of the Fund’s Trustees who are not “interested persons” of any party to the Advisory Agreement. The Advisory Agreement will automatically terminate in the event of its assignment (within the meaning of the Investment Company Act). The Advisory Agreement may be terminated by either party without penalty upon 30 to 60 days’ written notice to the other.

Generally, material changes to the Advisory Agreement must be submitted to shareholders for approval under the Investment Company Act and the Fund may from time to time decide it is appropriate to seek shareholder approval to change the terms of the agreement.

Use of Name

Under the Advisory Agreement, the Fund may use the name “Four Wood Capital” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser may grant the nonexclusive right to use the name “Four Wood Capital” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Indemnification

Pursuant to the Advisory Agreement, the Fund will indemnify and hold harmless the Adviser and its affiliates and any of their respective principals, partners, members, shareholders, officers and employees against all losses, damages and expenses in connection with the duties of the Adviser under the Advisory Agreement, except to the extent such losses, damages and expenses result from the willful misconduct or gross negligence of the Adviser. None of such persons shall be liable to the Fund, and the Fund will indemnify such persons with respect to, any cost or expense arising from mistakes of judgment or any action or inaction that the person reasonably believes to be in the best interest of the Fund or for any losses due thereto. The Fund may advance such costs to any such persons (subject to reimbursement if such person is determined not to be entitled to indemnification).

The Subadviser

Sound Point Capital Management, L.P. serves as the Fund’s subadviser. The Subadviser’s principal business address is 375 Park Avenue, 25th Floor, New York, New York 10152. The Subadviser is a Delaware limited partnership that is registered with the SEC as an investment adviser under the Advisers Act.

The Subadviser also serves as investment manager to Sound Point Senior Floating Rate Fund, L.P., Sound Point Senior Floating Rate Offshore Fund, Ltd., Sound Point Beacon Fund LP, Sound Point Beacon Offshore Fund, Ltd., Sound Point Credit Opportunities Fund, L.P., Sound Point Credit Opportunities Offshore Fund, Ltd., Sound Point CLO Fund, L.P., several CLOs and several managed accounts, and may provide similar services to other entities. The Subadviser also acts as a subadviser to several registered funds under the Investment Company Act. Such funds and accounts may pursue a substantially similar investment strategy as the strategy for the Fund. The Subadviser has generally concentrated on investment opportunities in the corporate credit space using a fundamental and research-intensive approach.

Certain senior principals of Stone Point Capital LLC, a private equity firm, hold a minority equity interest in the subadviser and receive a percentage of the income earned by it. One such individual serves as a member of the board of managers for the Subadviser and will have certain rights of approval over the actions of the Subadviser. As of May 31, 2016, the Subadviser had approximately $8.3 billion in aggregate assets under management.

On August 6, 2013, the Subadviser and Stephen Ketchum (Managing Partner and Portfolio Manager) were named as defendants, along with Charles Ergen, SP Special Opportunities LLC (“SPSO”), Special Opportunities Holdings, LLC, DISH Network Corp. and Echostar Corp. (collectively, the “Complaint Defendants”), in a complaint brought by Harbinger Capital Partners and certain affiliates (“Harbinger” and as amended, the “Harbinger Adversary Complaint”) in the context of the Chapter 11 bankruptcy proceedings of Lightsquared, Inc. (“Lightsquared”). The Harbinger Adversary Complaint alleged that SPSO purchased loans issued by Lightsquared (the “Lightsquared Loans”) in violation of the credit agreement for the Lightsquared Loans, in an attempt to disrupt Harbinger’s efforts to negotiate a plan of reorganization in connection with Lightsquared’s emergence from bankruptcy. The Harbinger Adversary Complaint asserted claims against the Subadviser and Mr. Ketchum based principally on the allegation that the Subadviser acted as the non-discretionary trading manager for SPSO in connection with those purchases. On November 14, 2013, the United States Bankruptcy Court for the Southern District of New York dismissed the Harbinger Adversary Complaint without prejudice, but granted the plaintiffs leave to file an amended complaint with respect to certain claims. On November 15, 2013, Lightsquared filed a complaint in which it named as defendants and asserted claims against the Complaint Defendants other than the Subadviser and Mr. Ketchum. On June 13, 2014, Harbinger moved for leave to appeal from the Bankruptcy Court’s November 14, 2013 dismissal order which includes the dismissal of the Subadviser and Stephen Ketchum as parties (Harbinger’s earlier motion for leave to appeal dated December 2, 2013, was dismissed on June 30, 2014 as moot on consent of the parties). On July 8, 2014 Harbinger filed a complaint in the United States District Court for the District of Colorado against the Complaint Defendants (the “Harbinger Colorado Complaint”). The Harbinger Colorado Complaint is based on the same factual allegations underlying the Harbinger Adversary Complaint and asserts claims under the Federal RICO statute and the Colorado Organized Crime Control Act, among others. On April 28, 2015, the Colorado District Court granted the Complaint Defendants’ motion to dismiss without prejudice to Harbinger re-filing its claims in an appropriate jurisdiction. On May 27, 2015, Harbinger filed a notice of appeal in respect of the Colorado District Court’s order granting the Complaint Defendant’s motion to dismiss, which was withdrawn on July 27, 2015, therefore ending any judicial action in Colorado. On July 21, 2015, Harbinger filed a new Complaint in the United States District Court of the Southern District of New York which was based on the same factual allegations underlying the Harbinger Colorado Complaint. The Subadviser and Stephen Ketchum believe the claims asserted against them in these actions are without merit. On December 21, 2015, the claim was voluntarily dismissed by the plaintiffs. The Subadviser and Stephen Ketchum are not currently party to any lawsuit or proceeding relating to Lightsquared. Moreover, to the extent any such action is brought in the future, the Subadviser and Stephen Ketchum are indemnified against any liability (including defense costs) in these actions by SPSO. As such, the Subadviser does not believe that any future actions will have a material adverse effect on its operations, assets or financial condition or on its ability to perform its obligations as Subadviser.

The Subadviser provides certain subadvisory and administration services to the Fund pursuant to the Subadvisory Agreement.

Subadvisory Fees

Pursuant to the Subadvisory Agreement between the Adviser and the Subadviser, the Adviser will pay the Subadviser a portfolio management fee equal to [    ]% of the management fee paid on the Fund’s average daily Managed Assets. The Subadviser will be responsible for investing the Fund’s Managed Assets. The amount of fees paid to the Adviser and the Subadviser will be higher if the Fund utilizes leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and the Subadviser to seek to use leverage.

Board Approval of Investment Advisory Agreement

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement and Subadvisory Agreement will be available in the Fund’s first shareholder report issued following the effectiveness of this prospectus.

THE PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

Portfolio Managers

Stephen J. Ketchum serves as the lead portfolio manager of the Fund and, together with Rick Richert, CFA, and Ryan Kohan, is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Information about the Portfolio Managers of the Fund (the “Portfolio Managers”) is as follows:

•	Stephen J. Ketchum. Managing Partner/Portfolio Manager/Member of Board of Managers of the Subadviser. Mr. Ketchum is the founder and principal owner of the Subadviser. Previously, Mr. Ketchum was Global Head of Media Investment and Corporate Banking for Banc of America Securities (“BofA”), where he was a member of the Global Investment Banking Leadership Team. As Global Head of Media Banking, Mr. Ketchum was responsible, together with a risk partner, for a multi-billion dollar portfolio of corporate loans and bonds, which was used to support investment banking activities. Prior to joining BofA, he was a Managing Director at UBS in the TMT Investment Banking Group. From 1990 to 2000, he was employed in the Investment Banking Department of Donaldson, Lufkin & Jenrette, most recently as a Managing Director. Mr. Ketchum is a Vice President of the Board of Trustees of the East Side House Settlement and also sits on the Board of Directors for the New York Police & Fire Widows’ & Children’s Benefit Fund and the Museum of the City of New York. He earned his B.A. from New England College, magna cum laude, and an M.B.A. from the Harvard Business School.

•	Rick Richert, CFA. Portfolio Manager. Prior to joining the Subadviser, Mr. Richert was a Principal in the CLO group at American Capital (“ACAS”) where for 4 years he served as a senior member of a team managing $725 million in bank loan assets. His primary role was managing the cash flow CLO and directly covered over 40 names in the Aerospace & Defense, Building Materials, Chemical, Electronics, Metals & Mining and Oil & Gas industries. This fund ranked in the top 7th percentile of all similar funds for the 3 years ended December 2009. Prior to ACAS, Mr. Richert was a Senior Credit Analyst at Sanno Point Capital Management, a credit-focused hedge fund, where he covered Home Builders, Metals & Mining, TMT, and Drug Store Retailers. Previously, he was a Director in the Bank Loan Unit at MetLife, where he worked for 10 years. At MetLife, Mr. Richert managed a $3.0+ billion portfolio of leveraged loans and directly covered over 40 names across many industries. Mr. Richert earned his M.B.A. in Finance from the University of Michigan and his B.B.A. in Accounting from Southern College. He is a Chartered Financial Analyst charterholder and is a Certified Public Accountant.

•	Ryan Kohan. Portfolio Manager. Mr. Kohan joined the Subadviser as a senior credit analyst for the Bank Loan Team in 2013. Prior to joining the Subadviser, Mr. Kohan spent more than four years as a senior investment analyst for Doral Leveraged Asset Management (“DLAM”). He was a founding member of the team responsible for the establishment and management of $1.5 billion of performing loan assets across three CLOs and one total return vehicle. In addition, Mr. Kohan’s coverage responsibilities at DLAM included more than 50 names in the Aerospace & Defense, Automotive, Food & Beverage, and Industrial industries. Prior to DLAM, Mr. Kohan was an investment banker in the Restructuring Group of Rothschild, where he worked on various transactions that included the Borders Group Inc., Circuit City Stores Inc. and FairPoint Communications, Inc. Mr. Kohan graduated magna cum laude from Babson College with a B.S. in Business Management.

Compensation

The Subadviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Generally, Portfolio Managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm. In addition to base compensation, Portfolio Managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Subadviser and performance of the assets for which a Portfolio Manager has primary responsibility. These compensation guidelines are structured to closely align the interests of employees with those of the Subadviser and its clients.

Material Conflicts of Interest

The Portfolio Managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Subadviser and the Fund will be able to identify or mitigate these conflicts of interest. Some examples of material conflicts of interest include:

•	Broad and Wide-Ranging Activities. The Portfolio Managers and the Subadviser engage in a broad spectrum of activities. In the ordinary course of their business activities, the Portfolio Managers and the Subadviser may engage in activities where the interests of certain divisions of the Subadviser or the interests of their clients may conflict with the interests of the shareholders of the Fund.

•	Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Portfolio Managers and the Subadviser provide investment management services both to the Fund and other clients, including, other funds, as well as, client accounts, proprietary accounts and any other investment vehicles that the Subadviser and its affiliates may establish from time to time managed by the Subadviser and its affiliates in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Accounts” and each, an “Other Account”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The Portfolio Managers and the Subadviser may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

While the Subadviser will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers and the Subadviser in managing its respective Other Accounts could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Subadviser to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, if the Subadviser deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations (a) risk-return profile of the proposed investment; (b) the Fund’s or the Other Accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the Other Accounts’ portfolios; (d) liquidity requirements of the Fund and Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or Other

Accounts’ portfolios; (h) redemption/withdrawal requests from Other Accounts and anticipated future contributions into the Fund and Other Accounts; and (i) proximity of an Other Account to the end of its specified term/commitment period. Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis.

Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Subadviser or its affiliates consider equitable. From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, the Subadviser, when practicable, will cause the Fund and the Other Accounts to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any Other Account will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the Other Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

•	Allocation of Personnel. Although the professional staff of the Subadviser will devote as much time to the management of the Fund as the Subadviser deems appropriate to perform its duties in accordance with the Subadvisory Agreement and in accordance with reasonable commercial standards, the professional staff of the Subadviser may have conflicts in allocating its time and services among the Fund and the Subadviser’s other investment vehicles and accounts. The Subadviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Subadviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Subadviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Subadviser.

•	Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts, clients, entities, funds and/or investment companies for which he or she exercises investment responsibility, or may decide that certain of the accounts, clients, entities, funds and/or investment companies should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, clients, entities, funds and/or investment companies which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts, clients, entities, funds and/or investment companies. For example, a Portfolio Manager may determine that it would be in the interest of another account to sell a security that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Other Accounts Managed

As of [            ], 2016, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Stephen J. Ketchum	Registered investment companies
Other pooled investment vehicles
Other accounts
Rick Richert, CFA	Registered investment companies
Other pooled investment vehicles
Other accounts
Ryan Kohan	Registered investment companies
Other pooled investment vehicles
Other accounts

Beneficial Ownership of Securities

As of the date of this prospectus, none of the Portfolio Managers beneficially owns any equity securities of the Fund.

CONTROL PERSONS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. [    ] provided the initial capitalization of the Fund and is its current sole shareholder that owns more than 25% of the Common Shares.

NET ASSET VALUE

The Fund’s NAV per Common Share is calculated by dividing the value of the Fund’s net assets by the number of outstanding Common Shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund may use one or more third-party pricing services to assist it in determining the market value of securities in the Fund’s portfolio. [ ] calculates the Fund’s NAV by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable and any borrowings) by the total number of Common Shares outstanding.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV may be significantly affected on days when the Fund and NYSE are not open for business. As a result, the NAV may change at times when it is not possible to purchase or sell shares of the Fund.

For purposes of calculating the NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e., the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Portfolio securities are valued by various methods, which are generally described below. The Fund’s portfolio securities also may be fair valued by the Subadviser’s Pricing Committee in certain instances.

Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short-term debt securities that are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Fund may use various pricing services or discontinue the use of any pricing service.

Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Shares of open-end investment companies are valued based on the NAV of those investment companies.

The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.

Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.

Futures contracts are valued at the most recent settlement price.

DISTRIBUTIONS

The Fund intends to declare dividends and make distributions to Common Shareholders on a monthly basis. The Fund may also distribute net realized capital gains, if any, generally not more than once per year. Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Common Shareholders are expected to be declared in approximately 30-45 days and are expected to be paid approximately 45-60 days after the completion of this offering, subject to market conditions.

For the purpose of pursuing its investment objective of returning the Original NAV, the Fund may set aside and retain in its net assets (and therefore, net of any Fund-level taxes, in its NAV) a portion of its net investment income, and possibly all or a portion of its net realized gains. The extent to which the Fund retains income or gains, and the cumulative amount so retained, will depend on prevailing market conditions, portfolio turnover and reinvestment, and whether the Fund’s portfolio experiences any defaults, net of recoveries, in excess of any potential gains that may be realized over the Fund’s term. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Fund’s NAV on the Termination Date in the absence of income retention. The timing and amounts of future changes in distributions cannot be predicted.

While the amounts retained, net of any Fund-level taxes, may be reflected in the final liquidating distribution of the Fund, the Fund’s distribution rate over the term of the Fund may be lower, and possibly significantly lower, than if the Fund distributed substantially all of its net investment income and gains in each year. The Fund’s distribution rate may decline over time as the average maturity of the portfolio holdings is reduced and the Fund reserves income to meet its objective to return the Original NAV. Due to potential credit losses, reinvestment costs and other factors, the average annual total return over the life of the Fund may be lower than the initial distribution rate. To the extent that the market price of Common Shares over time is influenced by the Fund’s distribution rate, the reduction of the Fund’s monthly distribution rate because of the retention of income would negatively impact its market price. Such effect on the market price of the Common Shares may not be offset even though the Fund’s NAV would be higher as a result of retaining income. In the event that the Fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to shareholders that the final liquidating distribution may be less than Original NAV.

The Fund will distribute, for each taxable year, at least the percentage of its net investment income (including any net short-term capital gains in excess of net long-term capital loss) and any other amounts necessary to qualify for treatment as a RIC for U.S. federal income tax purposes.

The retention of a portion of its net investment income is expected to result in the Fund paying U.S. federal corporate income tax. If, for any taxable year, the Fund elects to retain rather than distribute all or a portion of its net capital gain and designates the retained amount as a deemed distribution, each shareholder will include its attributable share of the retained gain so designated in its income for the year as long term capital gain and will be entitled to a credit for the U.S. federal corporate income tax deemed paid on its behalf by the Fund. The retention of net ordinary income and net capital gains may also cause the Fund to be subject to a non-deductible U.S. federal excise tax. In general, the excise tax will not be imposed on undistributed amounts on which the Fund is required to pay federal income taxes. See the “Certain Material U.S. Federal Income Tax Considerations” section in this prospectus.

The payment of such taxes would reduce amounts available for current distributions and/or the final liquidating distribution. See “Distributions” and “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Dividend and Reinvestment Plan (the “Plan”), distributions will automatically be reinvested in additional Common Shares of the Fund by [    ], the plan administrator. Every Common Shareholder holding at least one full Common Share of the Fund will be automatically enrolled in the Plan.

A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify [                ], the plan administrator and the Fund’s transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator prior to the record date fixed by the Board of Trustees for the dividend or distribution involved. Participants who hold their Common Shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Plan.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a “Participant”). The plan administrator may hold each Participant’s Common Shares, together with the other Participants’ Common Shares, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a Participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share of the Common Shares on the date the shares are issued, unless the NAV of the Common Shares is less than or equal to 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per Common Share. If on the dividend payment date the NAV of the Common Shares is greater than the market price per Common Share (such condition being referred to as “market discount”), or if dividends or distributions are payable only in cash, the plan administrator will invest the dividend amount in Common Shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator’s Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Common Shareholders can also sell Fund shares held in the Plan account at any time by contacting the plan administrator by telephone, in writing or by visiting the plan administrator’s website at [                            ]. The plan administrator will mail a check to the Shareholder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shareholder’s shares have been sold. If Common Shareholders choose to sell their shares through their broker, they will need to request that the plan administrator electronically transfer their shares to their broker through the Direct Registration System. Common Shareholders will be charged a $15.00 transaction fee plus a $0.10 per share brokerage trading fee for each order.

Shareholders who elect to receive their distributions in cash are subject to the same general federal, state and local tax consequences as shareholders who reinvest their distributions in additional Common Shares.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at [                    ] located at [                    ], by calling the plan administrator’s hotline at [                    ], or by visiting the plan administrator’s website [    ]. Such termination will be effective immediately if the Participant’s notice is received by the plan administrator prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective on the first trading date after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. Participants who hold their Common Shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. If Participants withdraw from the Plan, their shares will be credited to their account; or, if they wish, the plan administrator will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a Common Shareholder does not maintain at least one whole Common Share in the Plan account, the plan administrator may terminate such Shareholder’s participation in the Plan after written notice. Upon termination, Common Shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

The Fund and the plan administrator reserve the right to amend or terminate the Plan.

Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at [                    ] or by telephone at [                    ].

PORTFOLIO TRANSACTIONS

The Subadviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to Floating Rate Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Subadviser will negotiate on behalf of the Fund. Most of these transactions will be principal transactions at net prices for which the Fund will generally incur little or no brokerage costs. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to a lender selling assignment or participations to the Fund. The Subadviser will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Affiliates of the Subadviser may participate in the primary and secondary market for Floating Rate Loans. Because of certain limitations imposed by the Investment Company Act, this may restrict the Fund’s ability to acquire some Floating Rate Loans. The Subadviser does not believe that this will have a material effect on the Fund’s ability to acquire Floating Rate Loans consistent with its investment policies. Sales to dealers are effected at bid prices. The illiquidity of some Floating Rate Loans and may restrict the ability of the Subadviser to locate in a timely manner persons willing to purchase the Fund’s interests in Floating Rate Loans or at a fair price should the Fund desire to sell such interests.

With respect to other types of securities, the Fund may purchase certain money market instruments directly from an issuer (in which case no commissions or discounts are paid), purchase securities in the OTC market from an underwriter or dealer serving as market maker for the securities (in which case the price includes a fixed amount of compensation to the underwriter or dealer), and purchase and sell listed securities on an exchange (which are effected through brokers who charge a commission for their services).

The Subadviser is responsible for arranging for the execution of the Fund’s portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and in accordance with the Subadviser’s conflicts policy. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Subadviser considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Subadviser, more than one firm can offer comparable execution services. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Subadviser determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Subadviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The fees that the Adviser pays to the Subadviser will not be reduced if the Subadviser receives brokerage and research services. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

CONFLICTS OF INTEREST

The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of other funds advised by the Adviser. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the other funds advised by the Adviser or the Subadviser, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by the Adviser or the Subadviser or their respective affiliates), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the other funds advised by the Adviser or the Subadviser have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and the Subadviser and their respective management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other funds advised by the Adviser or the Subadviser. During periods of unusual market conditions, the Adviser or the Subadviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only accounts that are typically managed on a side-by-side basis with levered and/or long-short accounts.

The Subadviser and/or its affiliates and portfolio managers may determine that an investment is appropriate both for the Fund and for one or more other entities advised by the Subadviser. To the extent the Fund competes with entities managed by the Subadviser or any of its affiliates for a particular investment opportunity, the Subadviser intends to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the Investment Company Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) the Subadviser’s internal conflict of interest and allocation policies. The Subadviser will establish allocation policies to ensure that the Fund may generally share equitably with other investment funds managed by the Subadviser or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for the Fund and such other investment funds. However, the Fund can offer no assurance that such opportunities will be allocated fairly or equitably in the short-term or over time. In certain circumstances, negotiated co-investments may be made only if the Fund has received an exemptive order from the SEC permitting such investment. There can be no assurance that any such exemptive order will be sought or obtained.

The results of the Fund’s investment activities may differ significantly from the results achieved by the other funds advised by the Adviser or the Subadviser. It is possible that one or more funds advised by the Adviser or the Subadviser will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser or Subadviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser or the Subadviser, their respective affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser or the Subadviser and their respective affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser or the Subadviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or the Subadviser or their respective affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more affiliates of the Adviser or the Subadviser and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. None of the Adviser or the Subadviser or any of their respective affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or the Subadviser or their respective affiliates in evaluating the Fund’s creditworthiness.

The Adviser is paid a fee (which in turn pays a portion of such fee to the Subadviser) based on a percentage of the Fund’s Managed Assets. The Adviser and the Subadviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Fund and, accordingly, the fees received by the Adviser and the Subadviser. Certain other funds advised by the Adviser and the Subadviser pay the Adviser and the Subadviser or their respective affiliates performance-based compensation, which could create an incentive for the Adviser, the Subadviser or their respective affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Adviser and the Subadviser and their respective affiliates, the Adviser, the Subadviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser and the Subadviser have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that each of the Adviser and the Subadviser believes such voting decisions to be in accordance with its fiduciary obligations. See “The Portfolio Managers—Material Conflicts of Interest” for further discussion of conflicts of interest relevant to the Fund.

CODE OF ETHICS

The Fund, the Adviser and the Subadviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

PROXY VOTING POLICIES

The Board of Trustees has delegated the voting of proxies for Fund securities to the Adviser and the Subadviser pursuant to their respective proxy voting guidelines. Under these guidelines, the Adviser and the Subadviser, as applicable, will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s and the Subadviser’s proxy voting policies are attached as Appendix B.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge by calling [                    ], or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a more complete description, please refer to the Fund’s Declaration of Trust and bylaws. The Declaration of Trust and bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

Outstanding Securities

The following table sets forth information with respect to the outstanding securities of the Fund as of [                    ], 2016.

Title of Class	Amount of Shares Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding
Common Shares	[ ] Shares	[ ] Shares	[ ] Shares

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of November 18, 2015 and a Declaration of Trust dated as of November 18, 2015. The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $0.01 per share. If and whenever preferred shares are outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued distributions on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. Subject to the rights of the holders of preferred shares, all Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Shareholders have no preemptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, including liquidation of preferred shares, if any, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the shares.

The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the Investment Company Act. Any additional offerings of shares, including preferred shares, will require approval by the Fund’s Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund intends to apply for listing on the NYSE, under the ticker symbol “[                    ].” The NAV will be reduced immediately following the offering of Common Shares by the amount of the sales load and the amount of the offering expenses paid by the Fund. See “Summary of Fund Expenses.”

The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Preferred Stock

The Fund’s Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares of stock into shares of other classes or series of stock, including preferred shares, without the approval of the Common Shareholders. Common Shareholders generally will have no preemptive right to purchase any preferred shares that the Fund may issue. The Fund may elect to issue preferred shares as part of a leveraging strategy.

The Declaration of Trust provides that the Fund’s Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued. The Fund has no current intention to issue preferred shares.

The Fund may elect to issue preferred shares as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include preferred shares, representing up to 33 1⁄3% of the Fund’s Managed Assets immediately after the leverage is issued. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated in this prospectus.

CERTAIN PROVISIONS OF DELAWARE LAW AND THE DECLARATION OF TRUST

Shareholder and Trustee Liability

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Fund. Similarly, Delaware law provides that a series of the Fund will not be liable for the debts or obligations of any other series of the Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of the Fund or any series may bring a derivative action on behalf of the Fund only if the following conditions, among others, are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund shall join in the request for the Trustees to commence such action; and (b) prior to the commencement of such derivative action, the complaining shareholders must have made a written demand that the Trustees cause the Fund to file the action on behalf of the Fund. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees shall not have any liability to the Fund, any series or class, any shareholder or any person; provided that nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote in the election of Trustees. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. The Declaration of Trust provides that a Trustee may be removed only for cause, as defined in the Declaration of Trust, and then only by the affirmative vote of at least seventy-five percent (75%) of the outstanding shares entitled to vote for the election of such Trustee or by a written instrument signed by at least seventy-five percent (75%) of the remaining Trustees.

In addition, the Fund’s Declaration of Trust requires the favorable vote of the majority of the entire Board of Trustees, and the holders of not less than seventy-five percent (75%) of Shares outstanding and entitled to vote thereon to approve, adopt or authorize certain transactions, including: a merger or consolidation of the Fund with or into any person or company; the issuance or transfer by the Fund of the Fund’s shares to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more (except as may be made pursuant to the Fund’s dividend reinvestment plan or similar plan available to all investors); a sale, lease, exchange, mortgage, pledge, transfer or other disposition of Fund assets to or with any other person or entity, having an aggregate fair market value of $1,000,000 or more (except in the ordinary course of business); or the issuance of any securities of the Fund to any Principal Shareholder for cash (except as part of an offering in which the Principal Shareholder has no special right to participate as compared to other holders of the same class of Shares, or investors at large). For purposes of these provisions, a “Principal Shareholder” refers to any corporation, person or other entity who, whether directly or indirectly and whether alone or together with its “affiliates” and “associates” (as defined in Rule 12b-2 under the Exchange Act), beneficially owns 5% or more of the outstanding shares of the Fund. Notwithstanding anything to the contrary, so long as each action is approved by both a majority of the entire Board of Trustees and seventy-five percent (75%) of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the By-Laws and applicable law have been satisfied, then except to the extent such shareholder vote or consent is required by the Investment Company Act or other federal law or hereafter authorized by any agreement between the Fund and any national securities exchange, if any, no shareholder vote or consent shall be necessary or required to approve such transactions. “Continuing Trustee” shall mean any member of the Board of Trustees who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Trust’s operation, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Declaration of Trust, as defined in the Investment Company Act, “a majority of the outstanding voting securities” of the Fund means the vote of (i) 67% or more of the Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Shares of the Fund, whichever is less.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are generally greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

The Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the first anniversary date of the proxy statement for the preceding year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to the bylaws on file with the SEC for the full text of these provisions.

Conversion to an Open-End Fund

The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, any differences in operating expenses between open-end and a closed-end fund like the Fund (due to the expenses of standing ready to effect redemptions), the potentially adverse tax consequences once a fund is open-ended, the liquidity of the Fund’s portfolio and the impact of open-ending on portfolio management policies. Approval of conversion of the Fund to an open-end investment company requires the approval by a majority of the Fund’s outstanding voting securities as defined under the Investment Company Act.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their next computed net asset value less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption. The Fund may have to limit its holdings of illiquid securities and the inflows and outflows of open-end fund shares may alter the options strategies that the Fund may use. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.

CLOSED-END FUND STRUCTURE

The Fund is a newly formed, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Unlike open-end funds (which are generally referred to as mutual funds) closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. As a result, if shareholders wish to sell Common Shares of a closed-end fund they must trade them on the market as they would with respect to any other stock at the prevailing market price at that time. If the shareholder wishes to sell shares of a mutual fund, the mutual fund will redeem or buy back the shares at “net asset value.”

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Trustees might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share of the Common Shares.

SEVEN-YEAR TERM

The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to holders of record of the Common Shares. However, if the Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to Common Shareholders, the Fund’s term may be extended, and the Termination Date deferred, for two periods of up to six months each by the Board of Trustees.

The Fund’s term may not be extended further than two periods of up to six months each without a shareholder vote. In determining whether to extend the Fund’s term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

Although the Fund has an investment objective of returning the Original NAV to Common Shareholders on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund or any other entity.

The Fund’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions and the success of the Fund’s portfolio investments and cash flow management. The Fund may, in seeking to achieve its investment objectives, set aside and retain in its net assets (and therefore, its NAV) a portion of its net investment income, and possibly all or a portion of its net gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly distributions during the period prior to termination.

The Fund’s final distribution to shareholders will be based upon the Fund’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive more or less than their original investment.

A portion of the income earned by the Fund may be retained and paid as part of the final liquidating distribution. The Fund will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Fund’s assets at that time. However, if the Fund is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities or holdings are in workout or receivership or other bankruptcy proceeding on the Termination Date), subsequent to that distribution the Fund may make one or more additional distributions of any cash received from ultimate liquidation of those assets. In a workout, a lender and borrower agree to renegotiate terms on a loan or bond that is technically in default, so as to seek to avoid foreclosure or liquidation. In a bankruptcy or receivership, a bankruptcy court appoints a person or entity (a receiver) to wind down the company. In a workout, bankruptcy or receivership, the process may be prolonged and extend beyond the original term of the loan or bond, which could delay payments on such instruments subject to the workout, bankruptcy or receivership process. The Fund will seek to make the total of that cash distribution and such subsequent distributions, if any, equal the Fund’s NAV on the Termination Date, but the actual total may be more or less than the Fund’s NAV on the Termination Date, depending on factors including the ultimate results of any post-Termination Date asset liquidations.

Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amounts of any income or gains retained over the life of the Fund, and the amount of any taxes paid by the Fund on those retained amounts, the amount distributed to shareholders at the termination of the Fund may be more or less, and potentially significantly less, than the Original NAV.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (i) all accumulated preferred share distributions, if any, have been paid, (ii) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid distributions thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer for those shares. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the New York Stock Exchange listing requirements and the Exchange Act and the Investment Company Act, and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board of Trustees at the time it considers such issue, it is not currently anticipated that the Board of Trustees would authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund’s eligibility for treatment as a RIC under the Code or its status as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board of Trustees’ judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total managed assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and to an investment in the Common Shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans, trusts, financial institutions and persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. This summary assumes that shareholders hold Common Shares as capital assets (generally, property held for investment within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Common Shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (i) a U.S. court is able to exercise primary supervision over its administration and one or more “United States persons” (as defined in the Code) have the authority to control all substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes.

For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Common Shares that is not a U.S. shareholder or a partnership or other pass-through entity for U.S. federal income tax purposes.

If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of the Fund’s Common Shares, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A shareholder that is a partnership holding shares of the Fund’s Common Shares, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of the Fund’s Common Shares.

Tax matters are very complicated and the tax consequences to a shareholder of an investment in the Fund’s Common Shares will depend on the facts of his, her or its particular situation. The Fund encourages shareholders to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Taxation of the Fund

The Fund intends to elect to be treated, and intends to qualify annually for treatment, as a RIC under Subchapter M of the Code. Assuming it qualifies for treatment as a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any income or gains that the Fund timely distributes to its shareholders as dividends. Rather, dividends the Fund distributes generally will be taxable to shareholders, and any net operating losses and other Fund tax attributes generally will not pass through to the Fund’s shareholders, subject to special rules for certain items such as net capital gains and qualified dividend income the Fund recognizes. See “Taxation of U.S. Shareholders” and “— Taxation of Non-U.S. Shareholders” below.

To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for treatment as a RIC, the Fund must timely distribute to its shareholders for each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (determined without regard to the dividends paid deduction), which is generally the Fund’s net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any, and (ii) 90% of its net tax-exempt interest income, if any (the “Annual Distribution Requirement”).

If the Fund qualifies as a RIC and satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to the Fund’s shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any taxable income and net capital gain not distributed (or deemed distributed) to the Fund’s shareholders. The Fund intends to set aside and retain a portion of its net investment income and therefore is expected to be subject to U.S. federal income tax. The Fund may decide to retain some or all of its net capital gain but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to a claim a credit equal to his, her or its allocable share of the tax paid on the deemed distribution by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for its Common Shares. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes the Fund paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The deemed distribution rules only apply to the Fund’s net capital gain.

The Fund generally will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s net ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of the Fund’s capital gains in excess of capital losses, generally for the one-year period ending October 31 in that calendar year and (3) any net ordinary income and capital gains in excess of capital losses recognized, but not distributed, in preceding years (the “Excise Tax Distribution Requirement”). The Fund will generally not be subject to the U.S. federal excise tax on amounts on which the Fund is required to pay U.S. federal income tax (such as retained net capital gains, discussed below), although the Fund may need to make estimated tax payments and make certain elections to avoid excise taxation of such amounts. Depending upon the level of taxable income earned in a year, the Fund may choose to carry forward taxable income for distribution in the following year and pay the applicable U.S. federal excise tax.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or other income derived with respect to the Fund’s business of investing in such stock or securities (the “90% Income Test”); and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of the Fund’s assets is invested in (a) the securities, other than U.S. government securities or securities of other RICs, of any one issuer or of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or (b) the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

For U.S. federal income tax purposes, the Fund may be required to include in its taxable income certain amounts that the Fund has not yet received in cash. For example, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with interest paid in kind or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that the Fund has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because such original issue discount or other amounts accrued will be included in the Fund’s taxable income for the year of accrual, the Fund may be required to make distributions to its shareholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Distribution Requirement, even though the Fund will have not received any corresponding cash payments. Accordingly, to enable the Fund to make distributions to its shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement, the Fund may need to sell some of its assets at times and/or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to the Fund’s business). If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax treatment generally applicable to RICs and, thus, become subject to a Fund-level U.S. federal income tax (and any applicable state and local taxes). Even if the Fund is able to make distributions sufficient to satisfy the Annual Distribution Requirement, the Fund will be subject to Fund-level federal income tax on taxable income that it does not distribute. If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Excise Tax Distribution Requirement, the Fund may become subject to the 4% U.S. federal excise tax.

Because the Fund expects to use debt financing, the Fund may be prevented by financial covenants contained in debt financing agreements from making distributions to the Fund’s shareholders in certain circumstances. In addition, under the Investment Company Act, the Fund is generally not permitted to make distributions to its shareholders while the Fund’s debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Limits on the Fund’s distributions to its shareholders may cause the Fund to incur Fund-level tax. Such limits may also prevent the Fund from satisfying the Annual Distribution Requirement or the Excise Tax Distribution Requirement and, therefore, may jeopardize the Fund’s qualification for treatment as a RIC, or subject the Fund to the 4% U.S. federal excise tax.

Although the Fund does not presently expect to do so, the Fund may borrow funds and sell assets in order to make distributions to the Fund’s shareholders that are sufficient for the Fund to satisfy the Annual Distribution Requirement. However, the Fund’s ability to dispose of assets may be limited by, among other things, requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Alternatively, although the Fund currently does not intend to do so, to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement, the Fund may declare a taxable dividend payable in the Fund’s stock or cash at the election of each shareholder. See “Taxation of Shareholders” below for a discussion of the tax consequences to shareholders upon receipt of such dividends.

A RIC is limited in its ability to deduct expenses in excess of its taxable income. If the Fund’s expenses in a given year exceed the Fund’s taxable income, the Fund would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its shareholders. In addition, expenses can be used only to offset taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. As a result of these limits on the deductibility of expenses and net capital losses, the Fund may for tax purposes have aggregate taxable income for a series of years that the Fund is required to distribute and that is taxable to the Fund’s shareholders even if such income is greater than the aggregate net income the Fund actually earned during those years. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to the Fund’s shareholders. Accordingly, the Fund does not expect to distribute any such offsetted capital gains.

Distributions the Fund makes to its shareholders may be made from cash assets or by liquidation of investments, if necessary. The Fund may recognize gains or losses from such liquidations. In the event the Fund recognizes net capital gains from such transactions, shareholders may receive a larger capital gain distribution than they would have received in the absence of such transactions.

If the Fund fails to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes and/or to dispose of certain assets). If the Fund fails to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund makes any distributions to its shareholders. The Fund would not be able to deduct distributions to its shareholders for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to U.S. shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum rate applicable to individuals and other non-corporate U.S. shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by the Fund during the period in which the Fund failed to qualify as a RIC that are recognized during the 10-year period after requalification as a RIC, unless the Fund makes an election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of the Fund’s requalification as a RIC. The Fund may decide to be taxed as a regular corporation even if the Fund would otherwise qualify as a RIC if the Fund determines that treatment as a corporation for a particular year would be in the Fund’s best interests.

Fund Investments — General

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert long-term capital gain, which for noncorporate shareholders is generally subject to tax at reduced income tax rates, into ordinary income or short-term capital gain (which is generally subject to tax as ordinary income), (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. The Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that the Fund will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by the Fund from securities acquired by the Fund, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security.

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to its shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements (if the election is timely made or certain additional elections that may accelerate the recognition of income are made), the Fund will be required to include in income each year the Fund’s proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, the Fund may be able to elect to mark-to-market at the end of each taxable year the Fund’s shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in the Fund’s income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and are subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in a year income in excess of any distributions the Fund receives from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirement. See “— Taxation as a RIC” above.

The taxation of equity options and over-the-counter options on debt securities is governed by Section 1234 of the Code. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Options on indices of securities and sectors of securities will generally be treated as “Section 1256 contracts”. Gains or losses on Section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses. Also, Section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market” (that is, treated as sold at fair market value), generally resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund (including certain call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Some of the income that the Fund might otherwise earn may not satisfy the 90% Income Test. To manage the risk that such income might disqualify the Fund as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold related assets. Such subsidiary entities may be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to the Fund’s shareholders on such fees and income.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

The remainder of this discussion assumes that the Fund qualifies for treatment as a RIC for each taxable year.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s taxable income will generally be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Common Shares. To the extent such distributions paid by the Fund to non-corporate shareholders are attributable to “qualified dividend income” (i.e., dividends from U.S. corporations and certain qualified foreign corporations), such distributions generally will be eligible for a maximum federal tax rate of 20%. Dividends paid by the Fund with respect to a taxable year will qualify for the dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. It is anticipated that distributions paid by the Fund generally will not be eligible for the 20% maximum federal tax rate applicable to qualified dividend income or for the dividends received deduction.

Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) reported by the Fund as “capital gain dividends” will be taxable to each U.S. shareholder as long-term capital gains, regardless of the U.S. shareholder’s holding period for his, her or its Common Shares and regardless of whether paid in cash or reinvested in additional Common Shares. Long-term capital gain of an individual U.S. shareholder is generally taxed at preferential rates.

Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund. Shareholders receiving distributions in the form of additional Common Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than NAV, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

For purposes of determining (1) whether the annual distribution requirement applicable to RICs is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its Common Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Common Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of Common Shares may be disallowed if other Common Shares are acquired (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the other Common Shares acquired will be increased to reflect the disallowed loss.

In general, non-corporate U.S. shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. shareholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (the “IRS”). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) whom the IRS subjects to backup withholding for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

If a U.S. shareholder recognizes a loss with respect to Common Shares of the Fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder generally must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable on this form does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

A U.S. shareholder that is an individual will generally be subject to a 3.8% tax on the lesser of (i) the U.S. shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. shareholder’s modified adjusted gross income for such taxable year over a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to stock, including the Fund’s Common Shares, and net gain attributable to the disposition of stock, including the Fund’s Common Shares (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Non-U.S. Shareholders

Whether an investment in Common Shares of the Fund is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Common Shares of the Fund by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. shareholders should consult their tax advisors before investing in Common Shares of the Fund.

Distributions of the Fund’s taxable income to non-U.S. shareholders will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to federal income tax at the rates applicable to U.S. shareholders. In that case, the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of Common Shares of the Fund, will not be subject to this 30% federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (in which case such distributions or gains would be subject to U.S. federal income tax at the rates applicable to U.S. shareholders) or (ii), in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met (in which case such distributions or gains would be subject to 30% U.S. federal income tax). The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of Common Shares of the Fund that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the Common Shares of the Fund may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Unless certain non-U.S. entities that hold Common Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and, after December 31, 2018, redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Non-U.S. shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Common Shares of the Fund.

UNDERWRITING

[    ], [    ] and [    ] are acting as the representatives of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter’s name.

Underwriter	Number of Common Shares
[ ]

Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $[    ] per Common Share. The sales load the investors in the Fund will pay of $[    ] per Common Share is equal to [1.5]% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before [•], 2016. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation to be Paid by the Adviser

The Adviser (and not the Fund) has agreed to pay to each of [    ], [    ] and [    ] from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $[    ] , $[    ] and $[    ], respectively. If the over-allotment option is not exercised, the structuring fees paid to [    ], [    ] and [    ] will not exceed [    ]%, [    ]% and [    ]%, respectively, of the total public offering price.

The Adviser (and not the Fund) may also pay certain qualifying underwriters, including those named below, a structuring fee, a sales incentive fee or additional compensation in connection with the offering. The total amounts of these payments paid to any such qualifying underwriter will not exceed 1.5% of the total price of the Common Shares sold by that underwriter in this offering.

The total amount of the Underwriters’ additional compensation payments by the Adviser described above will not exceed [    ]% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the Underwriters in connection with this public offering of the Common Shares, including the sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the Underwriters, and other expenses (including reimbursed expenses), will be limited to not more than [    ]% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to [    ] additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter must purchase a number of additional Common Shares approximately proportionate to that Underwriter’s initial purchase commitment.

The Fund and the Adviser have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of [    ], [    ] and [    ], on behalf of the Underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue Common Shares pursuant to the Fund’s Plan.

To meet the [    ] distribution requirements for trading, the Underwriters have undertaken to sell Common Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the [    ], at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million.] The Fund’s Common Shares have been approved for listing on the [    ], subject to notice of issuance. The trading or “ticker” symbol is “[    ].”

The following table shows the sales load that investors in the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional Common Shares.

	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Certain Underwriters may make a market in Common Shares after trading in Common Shares has commenced on the [    ]. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, [    ], [    ] and [    ], on behalf of themselves and the other Underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of the Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of the Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an Underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the Common Shares. They may also cause the price of the Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the [    ] or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than this prospectus in electronic format, the information on any such Underwriter’s website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain Underwriters and their affiliates may, from time to time, engage in transactions with or perform investment banking, securities trading, hedging, commercial lending and advisory services for the Fund and the Adviser and their affiliates in the ordinary course of business, for which such Underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of the Common Shares, the Adviser purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act. As of the date of this prospectus, the Adviser owned 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of the Common Shares.

The principal business address of [    ] is [    ]. The principal business address of [    ] is [    ]. The principal business address of [    ] is [    ].

ADMINISTRATOR, ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and [    ]. Under the custodian agreement, [    ] performs custody and foreign custody manager services. [    ] also serves as the administrator and accounting agent to the Fund under a Fund Administration and Accounting Agreement. [    ] is entitled to receive a fee for its services as administrator and Fund accounting agent of [    ]% of the Fund’s average daily Managed Assets.

[    ] serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

INVESTOR SUPPORT SERVICES

The Fund operates under the Services Agreement with FWCP, under which the Fund receives non-advisory services. These non-advisory services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. FWCP is reimbursed for its costs in providing non-advisory services to the Fund under the Service Agreement.

FWCP is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by FWCP in the performance of its duties or from reckless disregard by FWCP of its obligations under the agreement.

The Services Agreement has an initial term of one year, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Independent Trustees. The Fund’s Board or FWCP may terminate the agreement at any time without penalty on 30 days’ written notice to the other party. The agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

VALIDITY OF COMMON SHARES

The validity of the Common Shares will be passed upon for the Fund by [                    ], and for the Underwriters by [                    ]. Matters related to the Investment Company Act will be passed upon by [                    ].

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31.

For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

EXPERTS

[                    ] will serve as the Fund’s independent registered public accounting firm. The financial statements of the Fund as of [                    ] appearing in this prospectus have been audited by [                    ], as set forth in their report thereon, appearing elsewhere herein. Such financial statements are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The principal business address of [                    ] is [                    ].

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be provided by amendment.]

FINANCIAL STATEMENTS

[To be provided by amendment.]

APPENDIX A

Description of S&P, Moody’s and Fitch Ratings

Short-Term Credit Ratings

S&P -

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s -

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch -

Fitch short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Long-Term Credit Ratings

S&P -

The following summarizes the ratings used by S&P for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s -

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch -

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

“CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

“CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

“C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

About Credit Ratings

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

APPENDIX B

POLICIES REGARDING PROXY VOTING

SOUND POINT CAPITAL MANAGEMENT, L.P.

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which Sound Point has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. Sound Point is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate Sound Point’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

Sound Point generally has proxy voting authority over securities held in Client accounts for which it has discretionary investment management responsibility. Proxy voting, however, is not an integral component of Sound Point’s investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as “credit positions”). These types of securities do not typically convey voting rights to the holder. To the extent Clients holds equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies. In the absence of a specific duty, if Sound Point does not believe the exercise of a proxy vote right will have a material economic impact on the client account, Sound Point may not exercise its voting authority with respect to a proxy. In addition, Sound Point may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

These policies and procedures do not mandate that Sound Point vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client’s best interest, such as when and if Sound Point determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, Sound Point will not vote proxies for which a Client has not delegated voting authority to Sound Point. Sound Point shall vote all proxies related to Client Accounts where such account has mandated such practice (e.g. 40 Act Clients, Client accounts that specifically instructed Sound Point to vote proxies). With respect to ERISA clients, Sound Point will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client.

Proxy Voting Procedures

Procedures

The CCO or his designee is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underlying credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.

Sound Point has retained BroadRidge/ProxyEdge to assist it in coordinating and voting Client Proxies. The CCO or his designee will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.

Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Conflicts of Interest

Sound Point will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders.

Limitations on Proxy Voting

Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

Disclosure to Clients

Form ADV Disclosure

Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client’s proxies for the past 5 years. The summary of this Policy included in Sound Point’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

Client Requests for Information

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.

Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:

(i)	a copy of this Policy;

(ii)	a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;

(iii)	a record of each vote cast by Sound Point on behalf of its Clients;

(iv)	a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and

(v)	a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

Additionally Sound Point shall collect proxy information necessary for the preparation and filing of any required forms, such as Form N-PX.

Sound Point will retain each of the records listed above in accordance with Sound Point’s Policy Regarding Recordkeeping.

Shares

Sound Point Floating Rate 2023 Target Term Fund

Common Shares

$10.00 per share

PROSPECTUS

[                    ]

[            ] , 2016

PART C

OTHER INFORMATION

Item 25.	Statements and exhibits

(1) Financial statements

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), will be filed as part of the prospectus.

(2) Exhibits

(a)(1)	Certificate of Trust, dated November 18, 2015.(1)
(a)(2)	Agreement and Declaration of Trust.(1)
(b)	Bylaws.(1)
(c)	Not Applicable.
(d)	Portions of the Certificate of Trust and Bylaws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(2)
(e)	Form of Dividend Reinvestment Plan.(2)
(f)	Not Applicable.
(g)	Form of Investment Advisory Agreement between the Registrant and Sound Point Capital Management, L.P.(2)
(h)(1)	Form of Underwriting Agreement.(2)
(h)(2)	Form of Master Agreement Among Underwriters.(2)
(h)(3)	Form of Master Selected Dealers Agreement.(2)
(i)	Not Applicable.
(j)	Form of Master Custodian Agreement between the Registrant and [ ].(2)
(k)(1)	Form of Transfer Agency and Service Agreement between the Registrant and [ ].(2)
(k)(2)	Form of Administration Agreement between Registrant and [ ].(2)
(k)(3)	Form of Trademark License Agreement.(2)
(k)(4)	Form of Indemnification Agreement between the Registrant and the Trustees and Officers of the Registrant.(2)
(k)(5)	Form of Investor Support Services Agreement between the Registrant and [ ].(2)
(k)(6)	Form of Distribution Agreement between Sound Point Capital Management, L.P. a and [ ].(2)
(k)(7)	Form of Expense Limitation Agreement.(2)
(l)	Opinion and Consent of Fund Counsel.(2)
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm.(2)
(o)	Not Applicable.
(p)	Subscription Agreement.(2)
(q)	Not Applicable.
(r)(1)	Code of Ethics of Fund.(2)
(r)(2)	Code of Ethics of Adviser.(2)
(s)	Powers of Attorney.(3)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File No. 811-23119, as filed with the Commission on December 11, 2015.
(2)	To be filed by amendment.
(3)	Included in the signature pages of this registration statement.

Item 26.	Marketing arrangements

Reference is made to the form of the underwriting agreement included as Exhibit (h)(1) hereto.

Item 27.	Other expenses of issuance and distribution

Securities and Exchange Commission	$	*
Exchange listing		*
Financial Institution Regulatory Authority fees		*
Printing expenses		*
Promotion		*
Accounting		*
Legal fees and expenses		*
Miscellaneous		*

Total	$	*

*	To be furnished by amendment.

Item 28.	Persons controlled by or under common control with registrant

None

Item 29.	Number of holders of securities

The following table sets forth the approximate number of record holders of the Registrant’s Common Shares at [            ], 2016.

Title of Class	Number of Record Holders
Common Shares, par value $0.01 per share	1

Item 30.	Indemnification

To be provided by amendment.

Item 31.	Business and other connections of adviser

The description of the Adviser and the Subadviser under the caption “Management of the Fund” in the prospectus, which forms part of this registration statement, is incorporated by reference herein. Information as to the directors and officers of the Adviser is included in the Adviser’s Form ADV filed with the SEC (SEC Number 801-77260) and is incorporated herein by reference. The Adviser’s principal business address is 100 Wall Street, 11th Floor, New York, New York 10005.

Item 32.	Locations of accounts and records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of

(1)	the Registrant, Sound Point Floating Rate 2023 Target Term Fund, located at 100 Wall Street, 11th Floor, New York, New York 10005;

(2)	the Transfer Agent, [ ], located at [ ];

(3)	the Custodian, [ ], located at [ ];

(4)	the Adviser, Four Wood Capital Advisors LLC, located at 100 Wall Street, 11th Floor, New York, New York 10005; and

(5)	the Subadviser, Sound Point Capital Management, L.P., located at 375 Park Avenue, 25th Floor, New York, New York 10152.

Item 33.	Management services

Not applicable.

Item 34.	Undertakings

1.	The Registrant undertakes to suspend the offering of shares until it amends the prospectus filed herewith if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933 (the “Securities Act”), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 30th day of June, 2016.

SOUND POINT FLOATING RATE 2023 TARGET TERM FUND

By:	/s/ Stephen Ketchum
Name:	Stephen Ketchum
Title:	President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Stephen Ketchum Stephen Ketchum	President, Chief Executive Officer and Trustee (Principal Executive Officer)	06/30/2016

/s/ Kevin Gerlitz Kevin Gerlitz	Chief Financial Officer (Principal Financial and Accounting Officer)	06/30/2016

/s/ Scott Bronner Scott Bronner	Initial Trustee	06/30/2016